UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

________

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: February 28, 2022

Date of reporting period: February 28, 2022

Item 1. Reports to Stockholders.

February 28, 2022

ANNUAL REPORT

SEI Catholic Values Trust

❯	Catholic Values Equity Fund

❯	Catholic Values Fixed Income Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion and Analysis of Fund Performance	6
Schedules of Investments	10
Statements of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	46
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	63
Trustees and Officers of the Trust	64
Disclosure of Fund Expenses	68
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	69
Notice to Shareholders	72

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

February 28, 2022

To our Shareholders:

COVID-19 developments continued to influence capital markets during the fiscal year ending February 28, 2022, with outbreaks and associated economic disruptions affecting both equity and bond markets. The emergence of Omicron—a new, extremely transmissible variant—led to a spike in market volatility early in the fourth quarter of the period. While the variant took a substantial toll on healthcare systems and global supply chains, markets remained largely optimistic that the spike, though dramatic in magnitude, would be relatively short-lived. Russia’s invasion of Ukraine in the final week of February was a new cause for concern that investors were only beginning to digest at the end of the fiscal year.

Work-from-home and mega-cap stocks gave up ground to cyclical and “go-out” names before a slight reversal later in the period. Market observers attributed this to the Federal Open Market Committee (FOMC) deciding to increase its projection for the federal-funds rate in 2023. Meanwhile, for the first time since April this year, the seven-day moving average of new COVID-19 cases reported in the U.S. stopped falling in mid-June after an impressive period of declines that had brought cases to their lowest levels since March 2020.

Tightening supply-chain dynamics contributed to higher prices for both consumers and producers; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. The U.S. Treasury yield curve flattened, especially over the last few months of the fiscal year, as the Federal Reserve (Fed) prepared to hike rates. U.S. Treasury yields on the shorter end of the curve rose in greater magnitude than the long end as the yield on 2-year Treasurys rose by 130 basis points, while the yield on 10-year Treasurys rose 39 basis points and the yield on 30-year Treasurys was unchanged.

Geopolitical Events

In February 2022, the six-millionth victim of the COVID-19 outbreak was claimed globally, including over 900,000 in the U.S. alone. The final quarter of the period was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. Case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts it was also less severe.

The U.S. Congress voted to raise the debt ceiling (that is, the federal government’s borrowing limit) twice during the period—first with an October stopgap hike of $480 billion, and then with a December increase of $2.5 trillion—which is expected to cover spending through early 2023. President Joe Biden signed the Infrastructure Investment and Jobs Act—a multi-year infrastructure funding bill—into law during November. The initiative appropriated $1.2 trillion (including $550 billion above baseline spending), with nearly $300 billion of new spending to fund transportation projects over the next decade, another $65 billion apiece dedicated to broadband internet and power grid projects, and $55 billion reserved for water infrastructure.

Western nations responded to Russia’s invasion of Ukraine in late February with an array of sanctions, bans, and other coordinated actions—largely focused on disrupting the country’s financial, energy, technology and transportation activities, as well as state-owned enterprises and high-profile individuals in public and business positions. In addition to having mounted a fierce resistance to Russia’s invasion, Ukraine submitted a formal application for admission to the EU. Corporations across industries began to disentangle their relationships with Russia and Belarus at the end of February and in early March. Major energy companies announced withdrawals from Russian partnerships, including BP’s large stake in Rosneft and joint ventures involving Exxon Mobil, Shell, Total and others.

Economic Performance

The U.S. economy expanded at an annualized 6.7% during the second quarter of 2021, just above the first-quarter pace, as service-oriented businesses saw continued gains from the rise in vaccinations and re-openings. A 2.3% annualized growth pace in the third quarter was the slowest increase since the end of the 2020 recession, as slowdowns in consumer spending and supply-chain issues challenged growth. GDP jumped to a 6.9% annualized rate in the fourth quarter of 2021 and resulted in a 5.7% gain for the entire year, the strongest figure since 1984. A widely followed tracking estimate from the Federal Reserve Bank of Atlanta put first-quarter growth at 1.3% as declining help from fiscal and monetary policy was expected to put a check on growth.

SEI Catholic Values Trust / Annual Report / February 28, 2022

LETTER TO SHAREHOLDERS (Continued)

February 28, 2022

The U.S. unemployment rate declined gradually during the period, with the final figure settling at 3.8% in February 2022, down from 6.2% a year earlier. The labor-force participation rate ended at 62.3%, up from 61.5% a year earlier. Average hourly earnings gained 5.1% over the fiscal year, as employers responded to pressure from a tight labor market and looked to boost pay in order to fill vacant positions.

The Fed’s federal-funds rate target continued to range between 0.0% and 0.25% through the reporting period. Over the course of the third quarter, the FOMC moved incrementally closer to declaring a start date for tapering (reducing) asset purchases. The FOMC made a final $30 billion round of new asset purchases in February after releasing a statement in January outlining principles for reducing the size of its balance sheet. After the fiscal period ended, the central bank approved a 0.25% rate hike, its first since December 2018.

Market Developments

The S&P 500 Index returned 16.39% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000 Value Index) gained 14.99% and led large-cap growth stocks (as measured by the Russell 1000 Growth Index), which rose 12.55%. At the sector level, energy, real estate and consumer staples led, while telecommunication services, consumer discretionary and capital goods lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 13.72%, while small-cap stocks (Russell 2000 Index) finished the period down 6.01%. The decline in small caps came from its growth names; the Russell 2000 Growth Index gave back 17.40% during the period, while the Russell 2000 Value Index gained 6.63%.

Developed markets, as measured by the MSCI World Index (Net) (USD), finished up 10.74% for the year, outperforming emerging markets. The MSCI Emerging Markets Index (Net) (USD) finished the reporting period down 10.69% in U.S. dollar terms, as a strong U.S. dollar and anticipation of tighter monetary conditions was a headwind. The best-performing region was EM Latin America, which was helped by surging commodity prices and a relatively calm political environment; EM Europe was the worst-performing region as stocks with business exposure to Russia plummeted late in the period due to the Russian invasion in Ukraine.

The MSCI Europe Index (USD) advanced 6.82%. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 7.81% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 11.35% gain in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt was lower; the Bloomberg US Corporate Investment Grade Index gave back 3.40% as the rise in interest rates had a negative impact on returns (bond prices move inversely to interest rates). U.S. asset-backed securities also declined during the fiscal year, as did mortgage-backed securities, which were challenged by elevated supply and fast prepayment speeds.

U.S. high-yield bonds, which have less interest-rate sensitivity than Treasurys, outperformed U.S. government bonds as investors searched for yield; the escalation of COVID-19 also did not lead to the high default rates predicted early in the crisis. The U.S. government bond market, as measured by the Bloomberg Long US Government Bond Index, was 1.06% lower during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, edged 0.80% higher. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were positive during the period. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 34.43% over the full one-year period; the Bloomberg 1-10 Year US TIPS Index (USD) moved 5.53% higher during the reporting period, fueled by rising inflation expectations.

Global fixed income, as measured by the Bloomberg Global Aggregate Index, was down 5.32%. Emerging-market debt (EMD) delivered negative performance due to the expectation that central bank rate hikes would slow emerging-market growth; inflation, which remained higher and more persistent than in the developed world, was also a challenge. The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified, which tracks local-currency-denominated EM bonds, dropped 9.96% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks EMD denominated in external currencies (such as the U.S. dollar), was down 7.50%.

SEI Catholic Values Trust / Annual Report / February 28, 2022

The U.S. dollar gradually climbed during the fiscal year (relative to a trade-weighted basket of foreign currencies) and finished near its period high. The West Texas Intermediate crude-oil price reached a 7-year high at the end of the fiscal year, finishing up over 50% for the full period.

Our View

We have been watching Russia’s escalating aggression toward Ukraine with the same dread that’s undoubtedly shared by much of the rest of the world.

As investment managers, we take a high degree of comfort from the fact that direct exposure to Russian assets was already quite low across capital markets before the invasion-induced selloff. Still, it’s important to consider second- and third-order consequences, including those resulting from sanctions and other associated actions, which could reverberate through markets for the foreseeable future.

We believe the primary impact on economic growth will be transmitted via commodity markets, with Europe sustaining the greatest impact. Economic growth will likely be hit in the near term, although it’s possible that the extent of any slowdown could be modest as disruptions associated with the COVID-19 Omicron variant rapidly fade and offset some of these headwinds. Households and businesses are in good financial shape heading into this crisis; while the monetary and fiscal response will likely be limited, the odds of an aggressive tightening of monetary policy this year are now considerably lower.

From an asset-allocation perspective, we are humble enough to know that skilled forecasting—even where it exists—does not warrant wholesale changes to portfolio allocations based on tactical views. This is particularly important to understand in the context of fast-moving geopolitical events. Efficient strategic portfolio construction through broad-based diversification helps to prepare our portfolios for adverse events before they happen. It’s much cheaper to buy insurance before the flood.

By acknowledging both risk and uncertainty, we seek to construct resilient portfolios designed to achieve success across a wide range of economic and market outcomes, not just benign environments where we can rely on strong growth and well-behaved inflation.

Thinking about domestic issues, the year ahead still looks like it will be another one of tight labor markets, particularly in the U.S. We think more people will return to the workforce as COVID-19 fears ease, but there likely will remain a tremendous mismatch of demand and supply. U.S. wage gains have climbed at their fastest pace in decades over the past year. The U.K. also is experiencing a pronounced upswing in its labor-compensation trend. We think Brexit and the departure of foreign workers back to the Continent have aggravated the country’s labor shortage.

Predicting a bad inflation outcome for 2022 isn’t exactly much of a risk. Where we depart from the crowd on inflation is in the years beyond 2022. We are skeptical that the Fed will be sufficiently proactive as it struggles to balance full and inclusive employment against inflation pressures that are starting to look more entrenched. In our view, this will be the central bank’s biggest challenge in 2022 and beyond.

We also don’t think the Fed’s inflation and economic projections are internally consistent. Given its expectation that the economy will be even closer to full employment later into 2022 and beyond, we find it hard to understand why price pressures should ease so dramatically.

Even the central banks that are most likely to taper their asset purchases and raise policy rates in the months ahead will probably do so cautiously. By contrast, policy rates in emerging economies have already jumped.

It remains to be seen whether this pre-emptive tightening of monetary policy will forestall a 2013-style taper tantrum as the Fed embarks on its own rate-tightening cycle.

The People’s Bank of China (PBOC) cut a key interest rate in December and then again in January, both by modest amounts. These cuts followed a reduction in reserve-requirement ratios aimed at increasing the liquidity available to the economy; it will take a while for any beneficial impact to be felt on China’s domestic economy, and even longer for the world at large.

In addition to the start of a new monetary tightening cycle, some economists have expressed concern about the next “fiscal cliff” facing various countries, the U.S. in particular. While there will be a negative fiscal impulse in the sense

SEI Catholic Values Trust / Annual Report / February 28, 2022

LETTER TO SHAREHOLDERS (Concluded)

February 28, 2022

that the extraordinary stimulus of the past two years will not be repeated, we argue that the impact should be less contractionary than feared.

Perhaps economists should be more concerned about the negative fiscal impulse in the U.K., Canada, Germany, and Japan. They are each facing a potential fiscal tightening equivalent to 4% of GDP this year. By comparison, the International Monetary Fund predicts that the cyclically adjusted deficit in the U.S. will contract by less than 0.5% of GDP.

There are always uncertainties to consider when it comes to investing; currently, we are focused on three main areas of geopolitical risk. First, as we have stressed since the beginning of the year, Russian aggression toward Ukraine has been the most important flashpoint in terms of near-term probability and economic impact—especially now that it has escalated into a full-scale attack.

Next is the ongoing tug-of-war between China and the U.S. for influence and military advantage. Here, the most worrisome flashpoint would be over Taiwan given its dominant position in advanced semiconductor manufacturing.

The third major area of concern remains the Middle East and the negotiations with Iran over its nuclear development program. Two things are clear: Iran is now much closer to having a nuclear bomb, and Israel still will not tolerate such a major change in the region’s balance of power. The risk of such a war may still be low, but developments continue to head in a direction that could someday have catastrophic consequences.

In our view, the real anomaly in the financial markets is the ultra-low levels of interest rates in the face of higher inflation and above-average growth in much of the world. This may force central banks to adopt more aggressive interest-rate policies than they and market participants currently envision.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Catholic Values Trust / Annual Report / February 28, 2022

Index Definitions

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg US Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

Russell 1000 Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000 Index: The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index: is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Catholic Values Trust / Annual Report / February 28, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2022

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2022: Allspring Global Investments, LLC (Allspring); Brandywine Global Investment Management, LLC (Brandywine); Coho Partners, Ltd. (Coho); Copeland Capital Management, LLC (Copeland); Fred Alger Management, Inc. (Alger); Lazard Asset Management LLC (Lazard); Leeward Investments, LLC (Leeward); and Parametric Portfolio Associates LLC. During the fiscal year, Easterly Investment Partners LLC was terminated from the Fund, while Leeward was added to the Fund.

III. Returns

For the period from March 1, 2021, through February 28, 2022, the Fund’s F class shares returned 8.72%. The Fund’s primary benchmark—the Russell 3000 Index (USD) (which tracks the performance of the 3,000 largest publicly-held U.S. companies)—returned 12.29%.

IV. Performance Discussion

For the full fiscal year, U.S. large-cap stocks (as indicated by the Russell 1000 Index) produced a positive return despite a decline in the final months of the reporting period. However, small-cap stocks (as indicated by the Russell 2000 Index) ended the period with a loss. Similarly, non-U.S. stocks (as indicated by the MSCI ACWI ex USA Index) also ended the fiscal year with a loss. Markets generally started the 12 months on a positive note, with optimism about a potential end to the pandemic. However, in the middle part of the fiscal year, the COVID-19 Delta variant caused significant concern; additionally, increased inflation weighed on investors’ minds. At the end of the fiscal year, investors grew less concerned about the pandemic, although inflation, rising interest rates, and the Russian military invasion of Ukraine drove negative investor sentiment.

As noted in the shareholder letter, value stocks performed relatively well as investors generally preferred cyclical sectors that were assumed to benefit from rising inflation and higher interest rates. Among growth stocks, mid-cap equities lagged significantly, while a handful of mega-cap names still managed to outperform. Within the value stock universe, mid-cap equities performed relatively well.

From a sector perspective, the financials sector was expected to benefit from rising interest rates and outperformed accordingly. The energy sector also outperformed as oil and gas prices increased. The consumer staples sector outperformed as market sentiment turned to “risk-off” mode near the end of the fiscal year. Although many stocks with high price-to-earnings (P/E) ratios underperformed (as their lofty valuation multiples are more susceptible to contraction in periods of rising interest rates), the information technology sector managed to outperform within U.S. large-cap stocks and was primarily driven by a handful of mega caps. The communication services sector was the worst performer due to telecommunications and social media stocks.

The Fund produced a positive return during the fiscal year but lagged its benchmark. Diversification (exposure to non-U.S. and small-cap stocks) challenged returns relative to traditional U.S.-centric cap-weighted indexes. Within the growth segment, the Fund’s medium-capitalization stocks were laggards. The Fund was also held back by an underweight to the information technology sector. Despite this, the Fund benefited from a value tilt, as well as overweights to the outperforming financials, consumer staples and materials sectors.

Lazard was the worst performer and lagged due to its non-U.S. focus and limited exposure to deeper-value stocks. Alger underperformed due to its exposure to high P/E stocks, which experienced multiple compression during the fiscal year. In addition, its exposure to medium-capitalization growth stocks lagged, while an underweight to the energy sector detracted. Leeward was added during the fiscal year and detracted from Fund performance; its smaller-cap mandate struggled, while its value exposure contributed.

Brandywine was the best-performing manager as its U.S. value focus was rewarded. Brandywine had ample exposure to the financials, materials, and energy sectors, and this positioning was effective during a year in which inflation increased and expectations for higher interest rates became more significant. Coho also contributed and benefited from a consumer staples overweight, which helped offset a lack of exposure to mega-cap stocks in the information technology sector.

Copeland contributed to Fund performance as its small- and mid-cap role within the Fund performed well relative to those parts of the market.

SEI Catholic Values Trust / Annual Report / February 28, 2022

Parametric provided exposure to the Russell 1000 Index and captured the return of that index when adjusted for the screens and ESG tilting.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	8.72%	14.08%	12.18%	10.00%
Class Y	8.82%	14.21%	12.30%	10.16%
Russell 3000 Index	12.29%	17.56%	14.68%	13.11%
80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index	9.70%	15.56%	13.21%	11.39%

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class F, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/28/2022. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/28/2022. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 28, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2022

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the “Fund”) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2022: Income Research & Management; Western Asset Management Company (Western); and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the period from March 1, 2021, through February 28, 2022, the Fund’s F class shares returned -2.29%. The Fund’s benchmark—the Bloomberg US Aggregate Bond Index (USD) (which tracks the performance of U.S. securities in Treasury, government-related, corporate and securitized sectors.)—returned -2.64%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) maintained a zero interest-rate policy throughout the year as the vaccine rollout in the U.S. led to a broad reopening of the economy during the first half of 2021. As the year progressed, unprecedented levels of monetary and fiscal stimulus, pent-up consumer demand, and supply-chain disruptions contributed to significant levels of inflation. In February 2022, the Consumer Price Index measured at a four-decade high of 7.9%, and at the end of the reporting period, markets were pricing in up to six interest-rate hikes in 2022; the Fed is expected to conclude the tapering of asset purchases by March and begin running off its balance sheet soon after. Additional further pressure on price levels were driven by sanctions imposed on Russia following its invasion of Ukraine and contributed to higher gas prices; crude oil closed the fiscal year at over $100 per barrel, up over 60% during the period. Following the invasion of Ukraine, volatility in financial markets picked up significantly, and risk assets largely underperformed for the trailing 12 months. Corporate spreads widened during the period over concerns that businesses would no longer be able to pass on rising costs to consumers as the conflict in Ukraine exacerbated pricing pressures. Agency mortgage-backed securities (MBS) underperformed as the Fed reduced the pace of its asset purchases. Asset-backed securities (ABS) outperformed as consumer strength was aided by unemployment that fell below 4% and wage growth accelerated. Floating-rate structures, such as AAA collateralized loan obligations and student loan ABS benefited as financial markets increasingly priced in rate hikes throughout the year.

The two-year U.S. Treasury yield increased by 135 basis points to 1.48%, while the yield on 10-year Treasurys rose 43 basis points to 1.83%; 30-year Treasury yields rose only one basis point to 2.16%. This resulted in a flatter yield curve as markets priced in the likelihood that the Fed would be successful in its bid to combat longer-term inflation through short-term rate hikes.

While the Fund’s overweight to corporate credit detracted from outperformance, security selection within the industrials and financials sectors contributed. Energy benefited from the rise in oil prices throughout the year, while selection within consumer non-cyclical sectors added as the U.S. economy emerged out of health-induced lockdowns during the first half of the year following the vaccine rollout. Banks continued to be viewed as high-quality assets given their strong balance sheets and excess liquidity in the financial system. An overweight to ABS contributed to performance given the strength of the U.S. consumer. Americans entered the year with record levels of savings, and the employment landscape improved as vaccination rates and therapeutics against COVID-19 got better. The Fund’s allocation to non-agency MBS added as the robust housing market, driven by lack of supply and heightened demand, supported the sector. The Fund’s curve positioning added to performance as the Fund was overweight 30-year maturities and underweight 10-year maturities for much of the period. An underweight to U.S. Treasurys detracted following “risk-off” sentiment at the end of the reporting period. Selection within agency MBS also detracted from outperformance.

Western outperformed for the period and benefited from corporate security selection, particularly within industrials. An overweight to and selection within commercial mortgage-backed securities (CMBS) added as worst-case scenarios regarding the pandemic were generally abated and commercial property rebounded throughout 2021. An overweight to corporate sectors detracted. IRM also outperformed and benefited from selection within the industrials sector, while an underweight to U.S. Treasurys detracted following “risk-off” sentiment. Selection within the financials sector further contributed, as did an overweight to ABS.

SEI Catholic Values Trust / Annual Report / February 28, 2022

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to efficiently manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.)

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	-2.29%	3.60%	2.99%	2.72%
Class Y	-2.21%	3.69%	3.08%	2.92%
Bloomberg U.S. Aggregate Bond Index	-2.64%	3.30%	2.71%	2.39%

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class F, versus the Bloomberg U.S. Aggregate Bond Index

1

For the year ended 2/28/2022. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Bloomberg U.S. Aggregate Bond Index

1

For the year ended 2/28/2022. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Equity Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 74.8%
Communication Services — 3.6%
AT&T Inc	65,696	$1,556
Cable One Inc	159	228
Charter Communications Inc, Cl A *	128	77
Cogent Communications Holdings Inc	1,022	65
Comcast Corp, Cl A	14,311	669
Discovery *	2,402	67
Electronic Arts Inc	4,755	619
Facebook Inc, Cl A *	6,553	1,383
Fox Corp	2,882	115
IAC *	443	51
Interpublic Group of Cos Inc/The	4,252	157
Live Nation Entertainment Inc *	1,904	230
Loyalty Ventures *	560	13
Lumen Technologies	8,286	86
Madison Square Garden Sports C *	191	33
Match Group *	514	57
Netflix Inc *	129	51
New York Times Co/The, Cl A	2,073	91
Nexstar Media Group Inc, Cl A	616	114
Omnicom Group Inc	7,952	667
Pinterest Inc, Cl A *	15,783	422
Roku Inc, Cl A *	292	41
Snap Inc, Cl A *	24,345	972
Spotify Technology SA *	1,813	283
Take-Two Interactive Software Inc *	374	61
TEGNA	5,058	116
T-Mobile US Inc *	10,602	1,306
TripAdvisor Inc *	1,860	47
Twitter Inc *	14,173	504
Verizon Communications Inc	22,074	1,185
ViacomCBS Inc, Cl A	2,056	70
ViacomCBS Inc, Cl B	2,018	62
Vimeo Inc *	719	9
Walt Disney Co/The *	6,703	995
World Wrestling Entertainment, Cl A	1,782	106

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zynga Inc, Cl A *	11,310	$103
		12,611
Consumer Discretionary — 9.3%
Aaron's Co Inc	6,759	142
Advance Auto Parts Inc	623	127
Airbnb, Cl A *	556	84
Amazon.com Inc *	1,915	5,881
American Eagle Outfitters Inc	16,752	353
Aramark	2,596	96
AutoNation *	1,082	124
AutoZone Inc *	44	82
Best Buy Co Inc	976	94
Booking Holdings Inc *	106	230
BorgWarner Inc	537	22
Brunswick Corp	1,228	117
Burlington Stores Inc *	404	91
Caesars Entertainment *	1,069	90
Callaway Golf *	2,933	73
Capri Holdings *	2,143	145
CarMax Inc *	744	81
Carnival Corp *	4,654	95
Carter's Inc	1,053	102
Carvana Co, Cl A *	554	83
Chipotle Mexican Grill Inc, Cl A *	81	123
Choice Hotels International	641	93
Columbia Sportswear Co	602	56
Darden Restaurants Inc	1,745	253
Deckers Outdoor Corp *	281	81
Dick's Sporting Goods Inc	1,799	189
Dollar General Corp	9,398	1,864
Dollar Tree Inc *	565	80
Domino's Pizza Inc	993	429
DR Horton Inc	1,823	156
eBay Inc	5,427	296
Etsy Inc *	427	66
Expedia Group *	485	95
Foot Locker Inc	2,533	80
Ford Motor Co	6,427	113
frontdoor Inc *	1,979	59
Gap Inc/The	4,895	71
Garmin Ltd	814	90
General Motors Co *	23,419	1,094
Gentex	2,897	88
Goodyear Tire & Rubber Co/The *	5,890	91
Grand Canyon Education *	1,325	115
H&R Block Inc	6,724	167
Hanesbrands Inc	1,600	25
Hasbro Inc	526	51
Hilton Worldwide Holdings Inc *	1,519	226
Home Depot Inc/The	3,890	1,229
Hyatt Hotels Corp, Cl A *	774	75
KB Home	2,788	108

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kohl's Corp	839	$47
Las Vegas Sands Corp *	9,875	423
Lear Corp	411	65
Lithia Motors, Cl A	418	142
Lowe's Cos Inc	14,262	3,153
lululemon athletica Inc *	285	91
Magna International Inc	12,236	909
Marriott International Inc/MD, Cl A *	679	116
Marriott Vacations Worldwide	610	98
Mattel Inc *	5,705	143
MGM Resorts International	16,812	745
Mohawk Industries Inc *	721	102
Monro Inc	4,052	189
Murphy USA	644	116
NIKE Inc, Cl B	8,460	1,155
Nordstrom Inc *	1,516	31
Norwegian Cruise Line Holdings Ltd *	2,379	46
NVR *	23	114
O'Reilly Automotive Inc *	141	92
Oxford Industries	1,191	105
Peloton Interactive Inc, Cl A *	1,049	31
Penske Automotive Group	933	92
Polaris Inc	549	67
Pool Corp	261	120
PulteGroup Inc	7,377	366
PVH Corp	1,066	104
Qurate Retail	12,316	68
Ralph Lauren, Cl A	847	112
Ross Stores Inc	18,294	1,672
Royal Caribbean Cruises Ltd *	765	62
Service Corp International/US	1,137	69
Shutterstock	560	51
Starbucks Corp	9,115	837
Steven Madden	2,716	116
Tapestry	2,532	104
Target Corp	1,620	324
Tempur Sealy International	2,754	91
Tesla Inc *	2,436	2,120
Thor Industries Inc	1,119	101
TJX Cos Inc/The	5,133	339
Tractor Supply Co	1,428	291
Travel + Leisure	1,185	66
Ulta Beauty Inc *	893	334
Under Armour, Cl A *	4,708	84
Urban Outfitters Inc *	2,117	58
Vail Resorts Inc	213	56
VF Corp	1,652	96
Wendy's Co/The	2,626	60
Whirlpool	461	93
Williams-Sonoma Inc	555	80
Wingstop Inc	789	115
Wyndham Hotels & Resorts Inc	874	76

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yum China Holdings Inc	3,981	$207
Yum! Brands Inc	560	69
		31,988
Consumer Staples — 6.8%
Altria Group Inc	30,349	1,557
Archer-Daniels-Midland Co	1,290	101
Brown-Forman Corp, Cl B	1,103	72
Bunge Ltd	963	101
Campbell Soup Co	2,145	96
Casey's General Stores Inc	344	65
Clorox Co/The	495	72
Coca-Cola Co/The	35,844	2,231
Colgate-Palmolive Co	7,124	548
Conagra Brands Inc	45,001	1,574
Constellation Brands Inc, Cl A	474	102
Costco Wholesale Corp	1,758	913
Darling Ingredients *	1,535	111
Energizer Holdings Inc	2,100	70
Estee Lauder, Cl A	422	125
Flowers Foods Inc	2,694	74
General Mills Inc	1,001	67
Grocery Outlet Holding Corp *	1,589	44
Hain Celestial Group Inc/The *	2,713	99
Hershey Co/The	1,957	396
Hormel Foods Corp	2,233	106
Ingredion Inc	6,376	566
JM Smucker Co/The	10,199	1,374
Kellogg Co	3,231	207
Keurig Dr Pepper Inc	1,806	70
Kimberly-Clark Corp	2,896	377
Kraft Heinz Co/The	1,549	61
Kroger Co/The	61,674	2,886
Lamb Weston Holdings Inc	1,288	85
McCormick & Co Inc/MD	1,882	179
MGP Ingredients	1,668	133
Molson Coors Beverage Co, Cl B	15,618	815
Mondelez International Inc, Cl A	10,695	700
Nomad Foods Ltd *	28,354	714
PepsiCo Inc	6,344	1,039
Philip Morris International Inc	18,448	1,865
Sysco Corp	23,898	2,081
TreeHouse Foods Inc *	3,179	125
Tyson Foods Inc, Cl A	5,815	539
US Foods Holding Corp *	13,632	533
Walgreens Boots Alliance Inc	9,524	439
		23,312
Energy — 2.6%
Antero Midstream	11,161	112
Baker Hughes Co, Cl A	29,228	859
Cabot Oil & Gas Corp	3,464	81
Cheniere Energy Inc	1,728	230
Chevron Corp	20,577	2,963

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ConocoPhillips	7,088	$672
Devon Energy Corp	6,524	389
Diamondback Energy Inc	1,270	175
DT Midstream	465	25
EOG Resources Inc	1,358	156
EQT Corp	6,571	152
Exxon Mobil Corp	8,227	645
Halliburton Co	5,206	175
Helmerich & Payne Inc	3,831	139
Hess Corp	1,868	189
HollyFrontier Corp	2,771	84
Kinder Morgan Inc/DE	19,664	342
Marathon Oil Corp	9,442	213
Marathon Petroleum Corp	2,427	189
ONEOK Inc	2,578	168
Phillips 66	1,454	123
Pioneer Natural Resources Co	761	182
Schlumberger Ltd	4,621	181
Select Energy Services, Cl A *	16,447	136
Valero Energy Corp	1,795	150
Williams Inc	4,821	151
		8,881
Financials — 10.5%
Affiliated Managers Group Inc	631	87
Aflac Inc	1,184	72
AGNC Investment Corp ‡	2,829	37
Allstate Corp/The	1,314	161
Ally Financial Inc	2,235	112
American Express Co	1,286	250
Ameriprise Financial Inc	528	158
Annaly Capital Management Inc ‡	94,744	659
Apollo Global Management	2,038	133
Arch Capital Group *	2,300	108
Ares Management, Cl A	1,251	101
Assured Guaranty Ltd	1,974	122
Bank of America Corp	46,998	2,077
Bank of Hawaii Corp	618	53
Bank of New York Mellon Corp/The	6,146	327
Bank OZK	9,680	455
BankUnited Inc	2,425	107
Berkshire Hathaway Inc, Cl B *	5,813	1,869
BlackRock Inc, Cl A	522	388
Blackstone	1,004	128
BOK Financial Corp	794	82
Brighthouse Financial Inc *	2,043	107
Capital One Financial Corp	657	101
Carlyle Group	1,855	87
Charles Schwab Corp/The	8,887	751
Chimera Investment Corp ‡	7,819	95
Chubb Ltd	1,561	318
Citigroup Inc	41,337	2,448
Citizens Financial Group Inc	14,083	738

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CME Group Inc, Cl A	2,621	$620
Cohen & Steers Inc	792	64
Comerica Inc	724	69
Commerce Bancshares Inc/MO	1,194	86
Cullen/Frost Bankers Inc	599	84
Discover Financial Services	1,133	140
Dynex Capital ‡	5,368	83
East West Bancorp Inc	1,870	164
Equitable Holdings Inc	4,036	132
Erie Indemnity Co, Cl A	343	60
Essent Group Ltd	3,347	148
Evercore Inc, Cl A	786	100
Everest Re Group Ltd	248	74
FactSet Research Systems Inc	513	208
Fifth Third Bancorp	1,877	90
First Hawaiian Inc	1,924	56
First Horizon National Corp	10,810	254
First Republic Bank/CA	491	85
FNB Corp	33,393	448
Franklin Resources Inc	1,707	51
Globe Life	1,091	110
GoHealth Inc, Cl A *	26,247	59
Hartford Financial Services Group Inc/The	4,339	301
Hercules Capital	6,250	112
Home BancShares Inc/AR	4,338	102
Huntington Bancshares Inc/OH	11,006	171
Intercontinental Exchange Inc	565	72
Invesco Ltd	3,179	68
Jefferies Financial Group	2,802	100
JPMorgan Chase & Co	13,030	1,848
KeyCorp	3,317	83
KKR & Co Inc, Cl A	2,511	151
Lincoln National Corp	1,943	131
LPL Financial Holdings	709	128
M&T Bank Corp	568	104
MarketAxess Holdings Inc	311	119
Marsh & McLennan Cos Inc	16,359	2,542
MetLife Inc	4,026	272
Moody's Corp	248	80
Morgan Stanley	14,332	1,301
Morningstar Inc	253	71
MSCI Inc, Cl A	201	101
Nasdaq Inc	587	100
New Residential Investment ‡	9,381	97
New York Community Bancorp	7,518	87
NMI Holdings, Cl A *	4,637	107
Northern Trust Corp	2,012	229
OneMain Holdings Inc, Cl A	1,860	95
PacWest Bancorp	5,717	283
People's United Financial Inc	4,672	98
Pinnacle Financial Partners	2,549	258
PNC Financial Services Group Inc/The	2,121	423

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Popular Inc	2,050	$188
Primerica	683	89
Principal Financial Group Inc	1,152	81
Progressive Corp/The	6,508	689
Prosperity Bancshares Inc	1,900	141
Prudential Financial Inc	5,745	642
Raymond James Financial Inc	1,360	149
Regions Financial Corp	5,506	133
Rocket Inc, Cl A	6,200	80
S&P Global Inc	3,343	1,256
Signature Bank NY	2,304	795
SLM Corp	12,309	243
Starwood Property Trust ‡	4,020	96
State Street Corp	25,760	2,198
Synchrony Financial	2,944	126
Synovus Financial Corp	5,299	279
T Rowe Price Group Inc	674	97
Travelers Cos Inc/The	433	74
Truist Financial Corp	2,659	165
Two Harbors Investment Corp ‡	20,809	105
Umpqua Holdings Corp	25,167	537
Univest Financial Corp	3,549	103
Unum Group	3,649	102
US Bancorp	31,167	1,762
UWM Holdings	10,526	46
Virtu Financial Inc, Cl A	3,660	128
Voya Financial Inc	1,531	103
Webster Financial Corp	5,867	353
Western Alliance Bancorp	2,780	261
Wintrust Financial Corp	1,614	160
Zions Bancorp NA	1,209	86
		36,217
Health Care — 8.9%
ABIOMED Inc *	297	92
Adaptive Biotechnologies Corp *	995	14
Align Technology Inc *	210	107
Alnylam Pharmaceuticals Inc *	1,813	286
AmerisourceBergen Corp, Cl A	17,208	2,453
Anthem Inc	1,274	576
Avantor Inc *	22,760	790
Baxter International Inc	8,537	725
BioMarin Pharmaceutical Inc *	3,751	293
Boston Scientific Corp *	19,665	869
Bruker Corp	9,855	694
Cardinal Health Inc	3,870	209
Cerner Corp	7,854	732
Change Healthcare Inc *	2,000	43
Chemed Corp	218	104
Cigna Corp	3,950	939
CureVac *	2,530	43
CVS Health Corp	44,633	4,626
DaVita Inc *	1,288	145

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DENTSPLY SIRONA Inc	1,719	$93
DexCom Inc *	967	400
Edwards Lifesciences Corp *	6,662	749
Elanco Animal Health Inc *	29,854	848
Encompass Health Corp	2,370	156
Envista Holdings Corp *	2,745	132
Exact Sciences Corp *	2,022	158
Exelixis Inc *	13,403	275
Globus Medical Inc, Cl A *	824	58
Guardant Health Inc *	457	30
Henry Schein Inc *	2,467	213
Hologic Inc *	1,306	93
Humana Inc	151	66
ICU Medical Inc *	171	41
IDEXX Laboratories Inc *	489	260
Incyte Corp *	5,877	401
Insulet Corp *	385	102
Integra LifeSciences Holdings Corp *	1,163	78
Intra-Cellular Therapies, Cl A *	20,769	1,152
Intuitive Surgical Inc *	1,674	486
Ionis Pharmaceuticals Inc *	3,796	127
Iovance Biotherapeutics Inc *	1,232	19
IQVIA Holdings Inc *	3,329	766
Laboratory Corp of America Holdings *	513	139
LeMaitre Vascular	2,009	95
Masimo Corp *	645	102
McKesson Corp	370	102
Mettler-Toledo International Inc *	577	813
Nektar Therapeutics, Cl A *	22,857	234
Neurocrine Biosciences Inc *	2,482	223
Penumbra Inc *	330	73
Premier Inc, Cl A	12,059	433
Prestige Consumer Healthcare *	15,945	949
Quest Diagnostics Inc	2,735	359
Repligen Corp *	262	52
ResMed Inc	3,241	800
Sage Therapeutics Inc *	1,667	61
Sarepta Therapeutics Inc *	348	27
Seagen Inc *	1,536	198
Sotera Health *	29,186	638
Stryker Corp	2,405	633
Syneos Health, Cl A *	767	61
Teladoc Health Inc *	293	22
Teleflex Inc	1,029	346
United Therapeutics Corp *	3,075	511
US Physical Therapy Inc	1,056	97
Veeva Systems Inc, Cl A *	1,171	268
Waters Corp *	2,340	741
West Pharmaceutical Services Inc	2,061	798
Zimmer Biomet Holdings Inc	5,327	678
Zoetis Inc, Cl A	4,805	931
		30,827

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrials — 6.8%
3M Co	4,290	$638
ABM Industries Inc	2,652	119
Acuity Brands	561	102
ADT Inc	6,874	50
AECOM	2,764	201
AerCap Holdings NV *	10,135	552
AGCO Corp	675	81
Air Lease Corp, Cl A	6,874	287
Alaska Air Group Inc *	775	43
American Airlines Group Inc *	4,404	76
AMETEK Inc	3,249	422
AO Smith Corp	943	65
Armstrong World Industries Inc	1,080	95
Booz Allen Hamilton Holding, Cl A	1,232	99
CACI International, Cl A *	373	104
Carrier Global	2,640	118
Caterpillar Inc	357	67
CH Robinson Worldwide Inc	994	96
Cintas Corp	215	81
Copart Inc *	809	99
CoStar Group Inc *	862	53
CSX Corp	4,524	153
Cummins Inc	1,667	340
Deere & Co	2,481	893
Delta Air Lines Inc *	3,480	139
Donaldson Co Inc	397	22
Dover Corp	1,366	214
EMCOR Group	908	105
Emerson Electric Co	1,607	149
Enerpac Tool Group, Cl A	46,925	809
EnPro Industries	1,183	131
Equifax Inc	375	82
Expeditors International of Washington Inc	896	93
Fastenal Co	1,480	76
FedEx Corp	2,248	500
Flowserve Corp	1,306	40
Fluence Energy, Cl A *	3,308	45
Fortive Corp	627	41
Fortune Brands Home & Security	945	82
FTI Consulting Inc *	918	134
GFL Environmental	2,633	77
Graco Inc	401	29
Harsco *	6,173	74
HEICO Corp	674	99
Hexcel Corp	889	51
Howmet Aerospace	2,891	104
Hubbell Inc, Cl B	100	18
Huron Consulting Group *	2,125	105
IDEX	425	82
Illinois Tool Works Inc	3,727	806
Ingersoll Rand Inc	1,197	60

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ITT	1,117	$98
JB Hunt Transport Services Inc	477	97
JetBlue Airways Corp *	6,090	93
Kelly Services, Cl A	37,393	793
Kirby Corp *	2,029	132
Knight-Swift Transportation Holdings Inc, Cl A	1,702	93
Korn Ferry	1,643	109
Landstar System Inc	477	74
Lennox International Inc	194	52
Lincoln Electric Holdings	809	103
Lyft, Cl A *	1,618	63
ManpowerGroup Inc	944	100
ManTech International Corp/VA, Cl A	3,515	293
Masco Corp	1,719	96
Masonite International *	897	85
MasTec *	946	74
Mercury Systems *	1,569	94
Middleby *	535	95
MSA Safety Inc	672	93
MSC Industrial Direct Co Inc, Cl A	5,596	434
Nordson Corp	843	191
Norfolk Southern Corp	420	108
Old Dominion Freight Line	406	127
Otis Worldwide Corp	1,520	119
Owens Corning	790	74
PACCAR Inc	771	71
Parker-Hannifin Corp	356	106
Quanta Services	1,185	129
Regal Beloit Corp	733	118
Republic Services Inc, Cl A	700	84
Robert Half International Inc	1,607	193
Rockwell Automation Inc	1,053	281
Rollins Inc	2,023	66
Roper Technologies Inc	173	78
Ryder System Inc	2,375	187
Schneider National Inc, Cl B	2,470	65
Science Applications International	1,200	105
Shoals Technologies Group, Cl A *	4,644	73
SiteOne Landscape Supply *	487	84
Snap-on Inc	657	138
Southwest Airlines Co *	1,122	49
Spirit AeroSystems Holdings Inc, Cl A	1,276	64
Standex International	944	100
Stanley Black & Decker Inc	4,972	809
Sunrun Inc *	3,172	87
Tetra Tech Inc	1,268	201
Timken Co/The	1,209	79
Toro Co/The	721	68
TransDigm Group Inc *	581	387
Trex Inc *	956	88
Uber Technologies Inc *	15,622	563

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UniFirst	449	$81
Union Pacific Corp	3,457	850
United Airlines Holdings Inc *	1,164	52
United Parcel Service Inc, Cl B	7,148	1,504
United Rentals Inc *	308	99
Univar Solutions Inc *	2,330	72
Valmont Industries Inc	383	83
Verisk Analytics Inc, Cl A	474	84
Waste Management Inc	3,911	565
Watsco Inc	331	90
Westinghouse Air Brake Technologies Corp	720	67
WW Grainger Inc	5,076	2,422
Xylem Inc/NY	5,273	469
		23,402
Information Technology — 19.7%
Adobe Inc *	4,555	2,130
Advanced Micro Devices Inc *	14,792	1,824
Akamai Technologies Inc *	7,545	817
Alliance Data Systems Corp	1,401	94
Alteryx, Cl A *	1,413	88
Amdocs Ltd	872	69
Amphenol Corp, Cl A	1,822	138
Analog Devices Inc	2,222	356
ANSYS Inc *	247	80
Apple Inc	49,341	8,147
Applied Materials Inc	16,963	2,276
Arista Networks Inc *	5,978	734
Arrow Electronics Inc *	1,030	126
Aspen Technology Inc *	767	117
AudioCodes Ltd	3,496	99
Autodesk Inc *	816	180
Automatic Data Processing Inc	9,094	1,859
Avnet Inc	1,907	80
Bill.com Holdings *	559	133
Black Knight Inc *	1,137	64
Broadcom Inc	1,407	827
Broadridge Financial Solutions Inc	381	56
Cadence Design Systems Inc *	832	126
CDK Global	1,878	85
CDW Corp	774	133
Ceridian HCM Holding *	1,194	87
Ciena Corp *	1,878	128
Cirrus Logic Inc *	1,236	107
Cisco Systems Inc	20,414	1,139
Citrix Systems Inc	1,286	132
Cloudflare, Cl A *	666	78
CMC Materials Inc	872	162
Cognex Corp	774	52
Cognizant Technology Solutions Corp, Cl A	869	75
Coherent Inc *	769	203
CommScope Holding Co Inc *	77,705	741
Concentrix Corp	404	81

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Coupa Software Inc *	405	$49
Crowdstrike Holdings Inc, Cl A *	517	101
Dell Technologies Inc, Cl C	1,116	57
DocuSign Inc, Cl A *	497	59
Dolby Laboratories Inc, Cl A	1,050	79
Dropbox Inc, Cl A *	2,225	50
DXC Technology Co *	2,083	71
Elastic NV *	642	56
Enphase Energy Inc *	552	92
Entegris	824	108
EPAM Systems Inc *	101	21
Everbridge Inc *	594	23
ExlService Holdings *	1,082	131
F5 Networks Inc *	506	102
Fair Isaac *	246	116
Fidelity National Information Services Inc	613	58
First Solar Inc *	343	26
Fiserv Inc *	689	67
FleetCor Technologies Inc *	370	87
Fortinet *	202	70
Gartner *	205	57
Genpact Ltd	1,375	58
Global Payments Inc	15,197	2,027
Globant SA *	1,953	535
GoDaddy Inc, Cl A *	9,133	762
Harmonic *	9,616	90
Hewlett Packard Enterprise Co	41,813	666
HP Inc	21,887	752
HubSpot Inc *	83	44
Intuit Inc	3,186	1,511
IPG Photonics Corp *	692	90
Jabil Inc	2,333	135
Jack Henry & Associates Inc	408	72
Jamf Holding Corp *	1,893	65
Juniper Networks Inc	15,906	537
Keysight Technologies Inc *	1,697	267
KLA Corp	445	155
Kulicke & Soffa Industries	1,690	88
Lam Research Corp	604	339
Littelfuse Inc	331	85
Lumentum Holdings *	1,071	106
Mandiant *	2,720	54
Manhattan Associates *	860	115
Marvell Technology	1,417	97
Mastercard Inc, Cl A	677	244
McAfee, Cl A	4,220	110
Microchip Technology Inc	19,850	1,396
Micron Technology Inc	28,024	2,490
Microsoft Corp	32,661	9,759
MKS Instruments Inc	668	101
MongoDB Inc, Cl A *	261	100
Monolithic Power Systems Inc	281	129

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Motorola Solutions Inc	302	$67
National Instruments Corp	3,105	125
nCino *	762	35
NCR Corp *	1,832	74
NetApp Inc	1,531	120
New Relic Inc *	1,365	90
NortonLifeLock Inc	2,665	77
Nuance Communications *	2,270	126
Nutanix Inc, Cl A *	4,280	114
NVIDIA Corp	15,319	3,736
NXP Semiconductors NV	3,936	748
Okta Inc, Cl A *	3,344	611
ON Semiconductor Corp *	3,126	196
Palo Alto Networks *	134	80
Paychex Inc	550	65
Paycom Software Inc *	217	74
Paylocity Holding Corp *	467	99
PayPal Holdings Inc *	5,842	654
Power Integrations Inc	1,574	142
PTC Inc *	835	93
QUALCOMM Inc	12,064	2,075
Rackspace Technology *	4,409	49
RingCentral Inc, Cl A *	199	26
Rogers Corp *	544	149
salesforce.com Inc *	8,404	1,769
ServiceNow Inc *	97	56
Skyworks Solutions Inc	606	84
Smartsheet Inc, Cl A *	1,379	73
Snowflake, Cl A *	329	87
SolarWinds	4,538	61
Splunk Inc *	489	58
Square Inc, Cl A *	434	55
StoneCo Ltd, Cl A *	1,174	13
Switch Inc, Cl A	6,231	162
SYNNEX Corp	404	41
Synopsys Inc *	451	141
Teledyne Technologies Inc *	252	108
Teradata Corp *	1,199	60
Teradyne Inc	4,374	516
Texas Instruments Inc	5,529	940
Trade Desk Inc, Cl A *	1,530	131
Trimble Inc *	1,500	105
Twilio Inc, Cl A *	4,450	778
Tyler Technologies *	237	101
Ubiquiti	331	84
Unity Software *	585	62
Universal Display Corp	975	151
VeriSign Inc *	3,562	761
ViaSat Inc *	2,883	132
Viavi Solutions *	6,176	101
Visa Inc, Cl A	8,592	1,857
VMware Inc, Cl A	873	102

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vontier Corp	17,207	$418
Western Digital Corp *	2,446	125
Western Union Co	4,919	89
WEX Inc *	324	55
Wix.com *	336	31
Workday Inc, Cl A *	2,264	519
Xerox Holdings Corp	5,099	100
Zebra Technologies, Cl A *	214	88
Zendesk Inc *	700	82
Zoom Video Communications, Cl A *	186	25
Zscaler Inc *	487	116
		67,944
Materials — 2.8%
Air Products and Chemicals Inc	2,611	617
Alcoa Corp	13,307	1,003
AptarGroup Inc	1,090	133
Ardagh Metal Packaging *	14,317	119
Avery Dennison Corp	548	97
Axalta Coating Systems Ltd *	700	19
Ball Corp	927	83
Berry Global Group Inc *	4,044	245
Cabot Corp	1,164	85
Celanese, Cl A	707	98
CF Industries Holdings Inc	2,717	221
Chemours	3,046	84
Cleveland-Cliffs *	4,585	103
Corteva Inc	5,549	289
Crown Holdings Inc	2,788	342
Dow Inc	975	57
DuPont de Nemours Inc	10,129	784
Eastman Chemical Co	4,713	558
Ecolab Inc	466	82
FMC Corp	524	61
Freeport-McMoRan Inc	5,276	248
Graphic Packaging Holding	4,953	102
Huntsman Corp	4,477	181
Ingevity *	1,326	90
International Flavors & Fragrances Inc	737	98
International Paper Co	1,238	54
Livent Corp *	15,731	370
Louisiana-Pacific	1,691	122
LyondellBasell Industries NV, Cl A	607	59
Martin Marietta Materials	317	120
Mosaic Co/The	4,600	241
NewMarket Corp	145	46
Newmont Corp	14,973	991
Nucor Corp	870	115
O-I Glass Inc, Cl I *	8,446	108
Packaging Corp of America	655	96
PPG Industries Inc	510	68
Quaker Chemical Corp	241	45
Reliance Steel & Aluminum Co	701	134

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Royal Gold Inc	466	$56
Sherwin-Williams Co/The	2,735	720
Sonoco Products Co	903	53
Steel Dynamics Inc	1,777	125
Sylvamo *	112	4
United States Steel Corp	4,118	112
Valvoline Inc	2,446	79
Vulcan Materials Co	363	66
Westrock Co	1,448	66
		9,649
Real Estate — 1.5%
Alexandria Real Estate Equities Inc ‡	322	61
American Campus Communities Inc ‡	1,095	59
American Tower Corp ‡	1,117	253
Americold Realty Trust ‡	2,617	70
AvalonBay Communities Inc ‡	909	217
Boston Properties Inc ‡	2,949	361
Brixmor Property Group ‡	4,961	125
CBRE Group Inc, Cl A *‡	2,688	260
Corporate Office Properties Trust ‡	3,768	99
Cousins Properties ‡	2,645	102
Crown Castle International Corp ‡	685	114
CubeSmart ‡	1,472	71
Digital Realty Trust Inc ‡	437	59
Duke Realty ‡	2,335	124
Equinix Inc ‡	145	103
Equity Residential ‡	780	67
Essex Property Trust Inc ‡	187	59
Extra Space Storage Inc ‡	438	82
Federal Realty Investment Trust ‡	402	47
Gaming and Leisure Properties Inc ‡	17	1
Healthpeak Properties Inc ‡	3,935	122
Host Hotels & Resorts Inc *‡	9,310	170
Howard Hughes Corp/The *‡	411	39
Hudson Pacific Properties ‡	3,556	94
Iron Mountain Inc ‡	1,533	75
JBG SMITH Properties ‡	3,147	84
Jones Lang LaSalle Inc *‡	410	101
Kennedy-Wilson Holdings Inc ‡	2,346	52
Kilroy Realty Corp ‡	811	58
Kimco Realty Corp ‡	2,506	59
Lamar Advertising, Cl A ‡	862	94
Life Storage Inc ‡	829	105
National Retail Properties Inc ‡	993	42
Orion Office *‡	163	3
Prologis Inc ‡	2,414	352
Public Storage ‡	298	106
Rayonier ‡	2,788	111
Realty Income Corp ‡	1,634	108
Regency Centers Corp ‡	826	54
Ryman Hospitality Properties Inc *‡	783	69
SBA Communications Corp, Cl A ‡	364	111

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Simon Property Group Inc ‡	566	$78
SL Green Realty ‡	583	46
STORE Capital Corp ‡	1,477	45
UDR Inc ‡	2,288	126
Ventas Inc ‡	1,890	102
Vornado Realty Trust Co ‡	765	33
Welltower Inc ‡	1,829	152
Weyerhaeuser Co ‡	2,954	115
		5,040
Utilities — 2.3%
AES Corp/The	4,013	85
Algonquin Power & Utilities Corp	3,894	56
Alliant Energy Corp	1,828	107
Ameren Corp	786	68
American Electric Power Co Inc	1,847	167
American Water Works Co Inc	2,358	356
Atmos Energy Corp	622	68
Avangrid Inc	2,174	97
Brookfield Renewable, Cl A	3,044	114
CMS Energy Corp	5,948	381
Consolidated Edison Inc	3,038	261
Constellation Energy	5,285	243
Dominion Energy Inc	1,583	126
DTE Energy Co	931	113
Duke Energy Corp	2,448	246
Edison International	5,927	376
Entergy Corp	595	63
Essential Utilities Inc	1,211	57
Evergy Inc	833	52
Eversource Energy	5,900	483
Exelon Corp	15,856	675
FirstEnergy Corp	9,890	414
Hawaiian Electric Industries Inc	1,502	62
IDACORP	994	103
MDU Resources Group Inc	2,166	58
NextEra Energy Inc	9,701	759
NiSource Inc	8,986	260
NRG Energy Inc	3,167	120
Pinnacle West Capital Corp	566	40
Portland General Electric	2,092	106
PPL Corp	23,068	604
Public Service Enterprise Group Inc	1,789	116
Sempra Energy	466	67
Southern Co/The	4,478	290
UGI Corp	8,267	318
Vistra Energy Corp	2,937	67
WEC Energy Group Inc	737	67
Xcel Energy Inc	6,735	453
		8,098

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Total Common Stock
(Cost $183,935) ($ Thousands)		$257,969

FOREIGN COMMON STOCK — 21.2%
Australia — 0.0%
Qantas Airways Ltd	46,565	171
Brazil — 0.1%
Banco Bradesco SA ADR	22,178	86
CPFL Energia SA	27,055	159
		245

Canada — 1.0%
BRP	4,398	315
Canadian Natural Resources Ltd	23,024	1,285
Dollarama Inc	2,429	125
Home Capital Group Inc, Cl B	4,666	141
National Bank of Canada	5,435	436
SNC-Lavalin Group	38,282	861
Toromont Industries Ltd	4,070	345
		3,508

China — 0.5%
Alibaba Group Holding Ltd ADR *	6,708	706
LONGi Green Energy Technology, Cl A	53,860	663
Midea Group, Cl A	23,400	247
Oppein Home Group, Cl A	4,400	88
		1,704

Denmark — 0.4%
Coloplast, Cl B	6,630	999
Demant*	5,854	248
		1,247

France — 1.6%
Cie de Saint-Gobain	24,309	1,527
Legrand SA	11,776	1,122
LVMH Moet Hennessy Louis Vuitton	1,987	1,473
Pernod Ricard SA	4,382	963
Sodexo SA	5,654	477
		5,562

Germany — 0.9%
SAP SE	11,307	1,287
Scout24 AG	8,933	524
Siemens AG	7,965	1,133
Siemens Energy	3,665	88
		3,032

Hong Kong — 1.4%
AIA Group Ltd	113,600	1,181
China Resources Land ‡	136,000	661
JD.com, Cl A *	914	33
Samsonite International SA	282,600	630

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Sands China *	184,400	$483
Tencent Holdings Ltd	19,200	1,035
Topsports International Holdings	230,000	238
Xinyi Glass Holdings Ltd	252,000	669
		4,930

India — 0.5%
HDFC Bank Ltd ADR	8,381	521
Tech Mahindra Ltd	65,967	1,234
		1,755

Isreal — 0.3%
Check Point Software Technologies Ltd*	8,007	1,160
Italy — 0.8%
Faurecia	7,019	272
Prysmian SpA	28,768	954
Stellantis	44,345	815
UniCredit	61,010	781
		2,822

Japan — 1.7%
Mitsubishi UFJ Financial Group	279,800	1,732
ORIX	40,900	811
Pigeon Corp	3,100	57
Shimano Inc	4,000	923
Showa Denko	57,800	1,056
SMS Co Ltd	30,100	806
Toei Animation Co Ltd	2,800	246
Workman Co Ltd	1,800	79
		5,710

Netherlands — 1.1%
ArcelorMittal	6,389	199
ASML Holding NV	3,039	2,044
ING Groep	47,079	555
NN Group NV	11,346	545
OCI NV *	5,211	148
Universal Music Group	3,536	81
Wolters Kluwer	2,597	265
		3,837

Norway — 0.4%
DNB Bank	64,852	1,453
Gjensidige Forsikring	4,629	115
		1,568

Panama — 0.0%
Copa Holdings SA, Cl A*	1,209	103
South Korea — 1.1%
Coway Co Ltd	18,893	1,133
Hana Financial Group	9,644	391
LG Household & Health Care	674	532
Samsung Electronics Co Ltd	21,843	1,310
SK Square *	877	41

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
SK Telecom	12,640	$574
		3,981

Spain — 0.4%
Banco Santander SA ADR	64,215	216
Industria de Diseno Textil	40,289	1,068
		1,284

Sweden — 0.5%
Assa Abloy, Cl B	48,612	1,296
Hexagon, Cl B	23,067	315
		1,611

Switzerland — 0.7%
Holcim	31,872	1,601
Partners Group Holding AG	614	834
		2,435

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co Ltd ADR	14,833	1,587
Thailand — 0.2%
Siam Commercial Bank	162,200	623
United Kingdom — 7.1%
Accenture PLC, Cl A	3,211	1,015
Allegion PLC	536	61
Amcor PLC	8,591	100
Aon PLC, Cl A	1,628	476
Aptiv PLC *	636	82
Atlassian Corp PLC, Cl A *	2,551	780
BP PLC ADR	29,443	860
CNH Industrial	14,670	211
ConvaTec Group PLC	104,676	253
Dechra Pharmaceuticals PLC	22,942	1,268
Diageo PLC	28,603	1,429
Eaton Corp PLC	8,845	1,365
Fresnillo PLC	25,853	249
Gates Industrial Corp PLC *	5,238	83
Greencore Group PLC	398,613	715
Horizon Therapeutics PLC *	5,701	520
Informa *	98,127	783
Intertek Group PLC	4,058	293
Janus Henderson Group PLC	2,562	86
Jazz Pharmaceuticals PLC *	9,965	1,369
Johnson Controls International PLC	10,634	691
Kingfisher PLC	389,885	1,602
London Stock Exchange Group	4,301	379
Medtronic PLC	25,899	2,719
Natwest Group	529,898	1,633
Nielsen Holdings PLC	2,443	43
nVent Electric PLC	2,436	83
Pentair PLC	1,364	79
Prudential PLC	40,299	614
RELX PLC	53,644	1,636

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Royalty Pharma PLC, Cl A	19,511	$766
Sensata Technologies Holding PLC *	6,719	389
Shell PLC ADR ADR	1,811	95
STERIS PLC	2,039	489
Trane Technologies PLC	3,308	509
Unilever PLC	4,693	236
Willis Towers Watson PLC	1,659	369
		24,330

Total Foreign Common Stock
(Cost $66,825) ($ Thousands)		73,205

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	10,869,069	10,869

Total Cash Equivalent
(Cost $10,869) ($ Thousands)		10,869

Total Investments in Securities — 99.2%
(Cost $261,629) ($ Thousands)		$342,043

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Equity Fund (Concluded)

A list of the open futures contracts held by the Fund at February 28, 2022 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	13	Mar-2022	$1,396	$1,329	$(67)
S&P 500 Index E-MINI	46	Mar-2022	10,629	10,046	(583)
			$12,025	$11,375	$(650)

Percentages are based on Net Assets of $344,722 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of February 28, 2022.
†	Investment in Affiliated Security (see Note 2).
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt
Cl — Class
Ltd. — Limited
PLC — Public Limited Company
S&P— Standard & Poor's

The following is a list of the level of inputs used as of February 28, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	257,969	–	–	257,969
Foreign Common Stock	73,205	–	–	73,205
Cash Equivalent	10,869	–	–	10,869
Total Investments in Securities	342,043	–	–	342,043

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(650)	–	–	(650)
Total Other Financial Instruments	(650)	–	–	(650)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended February 28, 2022, there were no transfers in or out of Level 3 securities.

The following is a summary of the Fund’s transactions with affiliates for the year ended February 28, 2022 ($ Thousands):

Security Description	Value at 2/28/2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 2/28/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$2,809	$51,124	$(43,064)	$—	$—	$10,869	10,869,069	$1	$—

Amounts designated as "-" are $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 32.1%
U.S. Treasury Bills
0.064%, 08/11/2022 (A)	$230	$229
0.052%, 03/03/2022 (A)	840	840
0.050%, 03/17/2022 (A)	550	550
0.000%, 04/28/2022 (A)	380	380
0.000%, 05/03/2022 (A)	360	360
U.S. Treasury Bonds
3.750%, 11/15/2043	950	1,187
2.875%, 08/15/2045	70	77
2.750%, 08/15/2047	970	1,062
2.403%, 05/15/2049	410	226
2.375%, 05/15/2051	330	344
2.250%, 05/15/2041	10	10
2.000%, 11/15/2041	590	565
2.000%, 02/15/2050	330	316
2.000%, 08/15/2051	1,529	1,467
1.875%, 02/15/2051	5,473	5,095
1.875%, 11/15/2051	960	896
1.750%, 08/15/2041	1,946	1,784
1.625%, 11/15/2050	2,680	2,348
1.375%, 08/15/2050	3,706	3,051
1.250%, 05/15/2050	1,180	941
1.125%, 08/15/2040	4,595	3,807
U.S. Treasury Inflation Protected Securities
1.000%, 02/15/2049	115	151
0.125%, 01/15/2030	423	459
U.S. Treasury Notes
1.500%, 01/31/2027	5,500	5,435
1.375%, 10/31/2028	560	544
1.375%, 12/31/2028	730	709
1.250%, 11/30/2026	6,180	6,040
1.250%, 03/31/2028	580	562
1.250%, 04/30/2028	490	474
1.250%, 05/31/2028	640	619

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.250%, 06/30/2028	$320	$309
1.250%, 09/30/2028	1,380	1,330
1.250%, 08/15/2031	4,093	3,886
1.125%, 01/15/2025	3,000	2,958
1.125%, 10/31/2026	1,400	1,360
1.125%, 08/31/2028	430	412
1.125%, 02/15/2031	719	677
1.000%, 07/31/2028	640	608
0.750%, 04/30/2026	900	864
0.625%, 07/31/2026	6,181	5,886
0.375%, 08/15/2024	2,745	2,666
0.375%, 01/31/2026	180	171
0.250%, 05/31/2025	40	38
0.250%, 06/30/2025	250	238
0.250%, 08/31/2025	140	133
0.250%, 10/31/2025	100	95

Total U.S. Treasury Obligations
(Cost $63,635) ($ Thousands)		62,159

CORPORATE OBLIGATIONS — 28.8%
Communication Services — 2.8%
AT&T
5.350%, 09/01/2040	21	25
4.500%, 03/09/2048	39	42
4.350%, 06/15/2045	20	21
3.650%, 09/15/2059	32	29
3.550%, 09/15/2055	10	9
3.500%, 06/01/2041	151	144
3.500%, 09/15/2053	20	18
3.300%, 02/01/2052	10	9
3.100%, 02/01/2043	90	80
2.550%, 12/01/2033	299	277
2.300%, 06/01/2027	60	59
2.250%, 02/01/2032	50	46
1.650%, 02/01/2028	60	57
1.381%, ICE LIBOR USD 3 Month + 1.180%, 06/12/2024 (E)	462	470
CCO Holdings
4.500%, 05/01/2032	100	95
Charter Communications Operating
6.484%, 10/23/2045	20	24
6.384%, 10/23/2035	580	693
5.750%, 04/01/2048	90	99
5.375%, 04/01/2038	10	10
5.050%, 03/30/2029	40	43
4.908%, 07/23/2025	30	32
4.800%, 03/01/2050	30	29
3.500%, 03/01/2042	10	9
Comcast
4.250%, 10/15/2030	110	121

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.150%, 10/15/2028	$40	$43
4.000%, 03/01/2048	10	10
3.950%, 10/15/2025	70	74
3.750%, 04/01/2040	10	10
3.450%, 02/01/2050	20	19
3.400%, 04/01/2030	20	21
3.400%, 07/15/2046	10	9
3.375%, 08/15/2025	60	62
3.300%, 04/01/2027	190	197
3.150%, 03/01/2026	20	21
2.937%, 11/01/2056 (C)	27	23
2.887%, 11/01/2051 (C)	254	220
2.800%, 01/15/2051	30	25
2.350%, 01/15/2027	260	258
DISH DBS
5.250%, 12/01/2026 (C)	10	10
Fox
5.476%, 01/25/2039	70	82
Sprint Spectrum
4.738%, 03/20/2025 (C)	187	192
Telefonica Emisiones SAU
5.213%, 03/08/2047	150	163
T-Mobile USA
3.875%, 04/15/2030	90	93
3.750%, 04/15/2027	10	10
3.500%, 04/15/2025	150	154
3.500%, 04/15/2031 (C)	50	49
3.400%, 10/15/2052 (C)	30	27
3.000%, 02/15/2041	10	9
2.875%, 02/15/2031	20	19
2.625%, 02/15/2029	30	28
2.550%, 02/15/2031	20	19
2.250%, 02/15/2026	10	10
2.250%, 11/15/2031	10	9
Verizon Communications
5.500%, 03/16/2047	6	8
5.250%, 03/16/2037	20	24
4.862%, 08/21/2046	30	36
4.500%, 08/10/2033	170	189
4.329%, 09/21/2028	300	327
4.125%, 08/15/2046	30	31
4.000%, 03/22/2050	30	31
3.150%, 03/22/2030	30	30
3.000%, 03/22/2027	10	10
2.875%, 11/20/2050	10	8
2.650%, 11/20/2040	70	61
2.625%, 08/15/2026	10	10
2.550%, 03/21/2031	90	86
2.355%, 03/15/2032 (C)	93	87
2.100%, 03/22/2028	30	29
1.750%, 01/20/2031	130	117

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vodafone Group
4.375%, 05/30/2028	$40	$43

		5,434

Consumer Discretionary — 2.1%
Amazon.com
4.950%, 12/05/2044	157	195
4.250%, 08/22/2057	10	12
4.050%, 08/22/2047	30	33
3.875%, 08/22/2037	230	252
3.150%, 08/22/2027	50	52
3.100%, 05/12/2051	120	116
2.100%, 05/12/2031	20	19
1.500%, 06/03/2030	30	28
1.200%, 06/03/2027	60	57
Cox Communications
3.350%, 09/15/2026 (C)	231	237
Dollar General
3.250%, 04/15/2023	10	10
Element Fleet Management
1.600%, 04/06/2024 (C)	491	483
Ford Motor
4.750%, 01/15/2043	20	19
3.250%, 02/12/2032	30	28
Ford Motor Credit
4.000%, 11/13/2030	200	198
General Motors
6.250%, 10/02/2043	50	61
6.125%, 10/01/2025	20	22
5.400%, 10/02/2023	20	21
5.150%, 04/01/2038	20	22
General Motors Financial
5.100%, 01/17/2024	200	210
4.150%, 06/19/2023	353	362
3.450%, 04/10/2022	10	10
Hilton Domestic Operating
5.750%, 05/01/2028 (C)	20	21
5.375%, 05/01/2025 (C)	30	31
Home Depot
3.350%, 04/15/2050	70	68
3.300%, 04/15/2040	198	198
2.700%, 04/15/2030	20	20
2.500%, 04/15/2027	30	30
Las Vegas Sands
3.200%, 08/08/2024	10	10
2.900%, 06/25/2025	210	202
Lennar
5.000%, 06/15/2027	10	11
4.750%, 11/29/2027	20	22
4.500%, 04/30/2024	20	21
Lowe's
5.000%, 04/15/2040	53	61

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 04/15/2030	$20	$22
3.700%, 04/15/2046	96	94
NIKE
3.375%, 03/27/2050	50	51
3.250%, 03/27/2040	10	10
2.750%, 03/27/2027	20	21
2.400%, 03/27/2025	30	30
Nissan Motor
3.522%, 09/17/2025 (C)	200	202
Sands China
2.300%, 03/08/2027 (C)	200	173
Target
2.250%, 04/15/2025	40	40
Time Warner Cable
7.300%, 07/01/2038	90	113
Time Warner Entertainment
8.375%, 07/15/2033	50	68
Toll Brothers Finance
4.375%, 04/15/2023	20	20
VOC Escrow
5.000%, 02/15/2028 (C)	30	29

		4,015

Consumer Staples — 1.4%
Altria Group
6.200%, 02/14/2059	4	5
5.950%, 02/14/2049	70	78
5.800%, 02/14/2039	90	99
4.800%, 02/14/2029	5	5
4.400%, 02/14/2026	37	39
3.875%, 09/16/2046	20	17
2.450%, 02/04/2032	90	80
2.350%, 05/06/2025	10	10
Anheuser-Busch
4.900%, 02/01/2046	568	642
3.650%, 02/01/2026	20	21
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	10	13
4.500%, 06/01/2050	50	55
4.350%, 06/01/2040	50	53
4.000%, 04/13/2028	20	21
3.500%, 06/01/2030	20	21
BAT Capital
4.540%, 08/15/2047	60	56
3.734%, 09/25/2040	30	26
3.557%, 08/15/2027	40	40
Cargill
1.375%, 07/23/2023 (C)	30	30
Coca-Cola
3.375%, 03/25/2027	20	21
2.600%, 06/01/2050	20	18
1.450%, 06/01/2027	40	38

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Constellation Brands
4.750%, 11/15/2024	$80	$85
Costco Wholesale
1.600%, 04/20/2030	40	37
1.375%, 06/20/2027	70	67
CVS Health
5.125%, 07/20/2045	60	69
3.875%, 07/20/2025	18	19
CVS Pass-Through Trust
7.507%, 01/10/2032 (C)	349	422
6.036%, 12/10/2028	174	191
Hershey
0.900%, 06/01/2025	10	10
Kraft Heinz Foods
5.500%, 06/01/2050	10	12
5.200%, 07/15/2045	20	23
4.875%, 10/01/2049	20	22
4.375%, 06/01/2046	10	10
4.250%, 03/01/2031	10	11
Mars
3.200%, 04/01/2030 (C)	10	10
2.700%, 04/01/2025 (C)	30	30
Mondelez International
1.500%, 05/04/2025	70	68
PepsiCo
2.875%, 10/15/2049	20	19
1.625%, 05/01/2030	20	19
Philip Morris International
2.500%, 08/22/2022	50	50
2.500%, 11/02/2022	50	50
2.100%, 05/01/2030	20	19
1.125%, 05/01/2023	20	20
Reynolds American
5.850%, 08/15/2045	20	22

		2,673

Energy — 4.2%
Apache
7.750%, 12/15/2029	20	23
5.350%, 07/01/2049	20	20
4.750%, 04/15/2043	10	10
4.375%, 10/15/2028	110	111
4.250%, 01/15/2044	150	133
BP Capital Markets
3.535%, 11/04/2024	10	10
3.506%, 03/17/2025	100	104
BP Capital Markets America
3.633%, 04/06/2030	20	21
3.588%, 04/14/2027	10	10
3.000%, 02/24/2050	50	43
Cameron LNG
3.302%, 01/15/2035 (C)	70	69

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.902%, 07/15/2031 (C)	$60	$59
Cheniere Energy
4.625%, 10/15/2028	20	20
Cheniere Energy Partners
4.000%, 03/01/2031	10	10
3.250%, 01/31/2032 (C)	40	38
Chevron
3.078%, 05/11/2050	10	10
2.954%, 05/16/2026	30	31
1.554%, 05/11/2025	50	49
Chevron USA
3.850%, 01/15/2028	30	32
ConocoPhillips
4.300%, 08/15/2028 (C)	130	143
3.750%, 10/01/2027 (C)	20	21
Continental Resources
5.750%, 01/15/2031 (C)	40	45
4.900%, 06/01/2044	20	20
4.500%, 04/15/2023	30	31
4.375%, 01/15/2028	30	31
2.268%, 11/15/2026 (C)	20	19
Coterra Energy
4.375%, 03/15/2029 (C)	160	172
3.900%, 05/15/2027 (C)	80	83
DCP Midstream Operating
6.450%, 11/03/2036 (C)	10	12
Devon Energy
8.250%, 08/01/2023	30	32
5.850%, 12/15/2025	30	34
5.600%, 07/15/2041	50	59
5.000%, 06/15/2045	140	156
Diamondback Energy
3.500%, 12/01/2029	10	10
3.250%, 12/01/2026	10	10
Ecopetrol
5.875%, 05/28/2045	110	96
4.625%, 11/02/2031	20	18
Energy Transfer
6.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.134%(E)(D)	10	10
6.250%, 04/15/2049	60	69
5.250%, 04/15/2029	30	33
5.000%, 05/15/2050	30	31
4.950%, 06/15/2028	20	22
3.750%, 05/15/2030	110	112
3.450%, 01/15/2023	381	385
2.900%, 05/15/2025	10	10
Enterprise Products Operating
4.850%, 03/15/2044	50	55
4.150%, 10/16/2028	350	377

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
EOG Resources
4.950%, 04/15/2050	$70	$85
4.150%, 01/15/2026	20	21
3.900%, 04/01/2035	40	43
Equities
3.900%, 10/01/2027	10	10
3.625%, 05/15/2031 (C)	20	19
3.000%, 10/01/2022	50	50
Exxon Mobil
4.327%, 03/19/2050	30	34
4.114%, 03/01/2046	70	76
3.482%, 03/19/2030	40	42
3.043%, 03/01/2026	40	41
2.992%, 03/19/2025	295	303
1.571%, 04/15/2023	10	10
Halliburton
5.000%, 11/15/2045	40	45
3.800%, 11/15/2025	2	2
Kinder Morgan
5.300%, 12/01/2034	20	22
5.200%, 03/01/2048	10	11
4.300%, 06/01/2025	30	31
4.300%, 03/01/2028	110	117
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	42
3.500%, 09/01/2023	30	31
MEG Energy
5.875%, 02/01/2029 (C)	10	10
MPLX
5.500%, 02/15/2049	30	34
4.875%, 06/01/2025	110	117
4.800%, 02/15/2029	80	88
4.700%, 04/15/2048	60	62
4.500%, 04/15/2038	10	10
Occidental Petroleum
7.875%, 09/15/2031	10	12
7.500%, 05/01/2031	60	73
6.950%, 07/01/2024	10	11
6.200%, 03/15/2040	75	84
5.550%, 03/15/2026	30	32
4.863%, 10/10/2036 (A)	750	402
4.625%, 06/15/2045	20	19
4.400%, 04/15/2046	10	10
4.400%, 08/15/2049	70	67
4.100%, 02/15/2047	70	65
3.500%, 08/15/2029	20	20
3.400%, 04/15/2026	20	20
3.200%, 08/15/2026	30	30
3.000%, 02/15/2027	20	20
Pertamina Persero
6.000%, 05/03/2042 (C)	200	221

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Petrobras Global Finance BV
7.375%, 01/17/2027	$410	$460
6.850%, 06/05/2115	50	46
5.750%, 02/01/2029	50	52
Petroleos Mexicanos
6.625%, 06/15/2035	100	91
Petroleos Mexicanos MTN
6.875%, 08/04/2026	20	21
Phillips 66 Partners
3.605%, 02/15/2025	95	98
3.550%, 10/01/2026	232	239
Pioneer Natural Resources
2.150%, 01/15/2031	40	37
1.125%, 01/15/2026	10	10
Qatar Energy
3.125%, 07/12/2041 (C)	200	188
Range Resources
5.875%, 07/01/2022	4	4
5.000%, 03/15/2023	8	8
4.875%, 05/15/2025	30	30
Schlumberger Holdings
4.000%, 12/21/2025 (C)	30	31
3.900%, 05/17/2028 (C)	471	490
Shell International Finance BV
4.375%, 05/11/2045	50	55
4.000%, 05/10/2046	50	53
3.250%, 04/06/2050	50	48
2.875%, 05/10/2026	60	62
2.750%, 04/06/2030	20	20
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	200	209
Targa Resources Partners
5.500%, 03/01/2030	20	21
5.000%, 01/15/2028	10	10
4.875%, 02/01/2031	30	31
Tennessee Gas Pipeline
2.900%, 03/01/2030 (C)	30	29
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	50	59
Western Midstream Operating
5.750%, 02/01/2050	20	20
4.550%, 02/01/2030	100	103
4.500%, 03/01/2028	10	10
3.600%, 02/01/2025	30	30
1.844%, 01/13/2023 (E)	10	10
Williams
7.750%, 06/15/2031	140	183
7.500%, 01/15/2031	10	13
5.750%, 06/24/2044	40	47
3.700%, 01/15/2023	20	20

		8,179

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Financials — 9.8%
AIA Group MTN
3.200%, 03/11/2025 (C)	$270	$276
Ambac Assurance
5.100%(C)(D)	–	–
American International Group
3.750%, 07/10/2025	40	42
2.500%, 06/30/2025	464	466
Aviation Capital Group
1.950%, 01/30/2026 (C)	301	287
Bank of America
3.419%, ICE LIBOR USD 3 Month + 1.040%, 12/20/2028 (E)	42	43
3.311%, U.S. SOFR + 1.580%, 04/22/2042 (E)	185	177
3.004%, ICE LIBOR USD 3 Month + 0.790%, 12/20/2023 (E)	99	100
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (E)	90	86
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (E)	90	85
Bank of America MTN
5.000%, 01/21/2044	20	23
4.450%, 03/03/2026	10	11
4.330%, ICE LIBOR USD 3 Month + 1.520%, 03/15/2050 (E)	478	530
4.250%, 10/22/2026	50	53
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (E)	110	118
4.000%, 01/22/2025	300	311
3.970%, ICE LIBOR USD 3 Month + 1.070%, 03/05/2029 (E)	150	157
3.593%, ICE LIBOR USD 3 Month + 1.370%, 07/21/2028 (E)	90	93
3.550%, ICE LIBOR USD 3 Month + 0.780%, 03/05/2024 (E)	70	71
3.500%, 04/19/2026	224	232
Bank of Montreal MTN
1.850%, 05/01/2025	70	69
Bank of New York Mellon MTN
1.600%, 04/24/2025	20	20
Bank of Nova Scotia
1.300%, 06/11/2025	40	39
Barclays
5.088%, ICE LIBOR USD 3 Month + 3.054%, 06/20/2030 (E)	200	213
Barclays MTN
4.972%, ICE LIBOR USD 3 Month + 1.902%, 05/16/2029 (E)	200	217
Blackstone Holdings Finance
6.250%, 08/15/2042 (C)	118	156
5.000%, 06/15/2044 (C)	200	231

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BNP Paribas
4.705%, ICE LIBOR USD 3 Month + 2.235%, 01/10/2025 (E)(C)	$200	$208
4.400%, 08/14/2028 (C)	200	213
2.591%, U.S. SOFR + 1.228%, 01/20/2028 (E)(C)	250	243
Brighthouse Financial
4.700%, 06/22/2047	4	4
Canadian Imperial Bank of Commerce
0.950%, 06/23/2023	40	39
Capital One Financial
3.900%, 01/29/2024	700	722
Citigroup
8.125%, 07/15/2039	60	94
4.650%, 07/23/2048	180	210
4.450%, 09/29/2027	90	96
4.412%, U.S. SOFR + 3.914%, 03/31/2031 (E)	233	252
4.125%, 07/25/2028	90	95
3.980%, ICE LIBOR USD 3 Month + 1.338%, 03/20/2030 (E)	110	116
3.700%, 01/12/2026	100	105
3.520%, ICE LIBOR USD 3 Month + 1.151%, 10/27/2028 (E)	148	152
3.400%, 05/01/2026	510	525
3.106%, U.S. SOFR + 2.842%, 04/08/2026 (E)	30	30
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (E)	10	10
1.678%, U.S. SOFR + 1.667%, 05/15/2024 (E)	40	40
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	262
3.875%, 09/26/2023 (C)	392	404
Credit Agricole
8.125%, USD Swap Semi 30/360 5 Yr Curr + 6.185%(E)(C)(D)	260	293
Credit Suisse Group
4.550%, 04/17/2026	250	264
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (E)(C)	250	260
1.305%, U.S. SOFR + 0.980%, 02/02/2027 (E)(C)	250	232
Five Corners Funding Trust
4.419%, 11/15/2023 (C)	390	405
Guardian Life Global Funding
1.100%, 06/23/2025 (C)	10	10
Intesa Sanpaolo
3.125%, 07/14/2022 (C)	200	201
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	200	206
JPMorgan Chase
4.950%, 06/01/2045	100	120

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.493%, U.S. SOFR + 3.790%, 03/24/2031 (E)	$298	$327
4.203%, ICE LIBOR USD 3 Month + 1.260%, 07/23/2029 (E)	590	628
4.023%, ICE LIBOR USD 3 Month + 1.000%, 12/05/2024 (E)	200	206
3.509%, ICE LIBOR USD 3 Month + 0.945%, 01/23/2029 (E)	210	215
3.109%, U.S. SOFR + 2.440%, 04/22/2051 (E)	10	9
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (E)	130	124
2.083%, U.S. SOFR + 1.850%, 04/22/2026 (E)	60	59
1.514%, U.S. SOFR + 1.455%, 06/01/2024 (E)	100	100
KKR Group Finance III
5.125%, 06/01/2044 (C)	215	246
KKR Group Finance VIII
3.500%, 08/25/2050 (C)	137	127
Liberty Mutual Group
4.569%, 02/01/2029 (C)	349	388
4.250%, 06/15/2023 (C)	90	93
Lincoln National
3.400%, 01/15/2031	209	212
Lloyds Banking Group
4.375%, 03/22/2028	200	213
3.900%, 03/12/2024	536	553
2.858%, ICE LIBOR USD 3 Month + 1.249%, 03/17/2023 (E)	200	200
Macquarie Group
1.340%, U.S. SOFR + 1.069%, 01/12/2027 (E)(C)	302	285
Macquarie Group MTN
4.150%, ICE LIBOR USD 3 Month + 1.330%, 03/27/2024 (E)(C)	471	482
Massachusetts Mutual Life Insurance
3.375%, 04/15/2050 (C)	144	136
Metropolitan Life Insurance
7.800%, 11/01/2025 (C)	267	316
Moody's
3.250%, 05/20/2050	235	213
Morgan Stanley
3.737%, ICE LIBOR USD 3 Month + 0.847%, 04/24/2024 (E)	40	41
2.484%, U.S. SOFR + 1.360%, 09/16/2036 (E)	20	18
Morgan Stanley MTN
3.772%, ICE LIBOR USD 3 Month + 1.140%, 01/24/2029 (E)	90	93
3.622%, U.S. SOFR + 3.120%, 04/01/2031 (E)	384	397
3.125%, 07/27/2026	450	459

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.511%, U.S. SOFR + 1.200%, 10/20/2032 (E)	$120	$113
2.188%, U.S. SOFR + 1.990%, 04/28/2026 (E)	100	99
National Securities Clearing
1.500%, 04/23/2025 (C)	250	245
Natwest Group
3.073%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.550%, 05/22/2028 (E)	200	200
New York Life Global Funding
0.950%, 06/24/2025 (C)	30	29
Park Aerospace Holdings
5.250%, 08/15/2022 (C)	4	4
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (C)	225	233
Principal Life Global Funding II
1.250%, 06/23/2025 (C)	10	10
Royal Bank of Canada MTN
1.600%, 04/17/2023	60	60
1.150%, 06/10/2025	40	38
Santander Holdings USA
4.500%, 07/17/2025	10	11
State Street
3.152%, U.S. SOFR + 2.650%, 03/30/2031 (E)	110	113
2.901%, U.S. SOFR + 2.600%, 03/30/2026 (E)	95	96
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (C)	90	105
Toronto-Dominion Bank MTN
1.150%, 06/12/2025	30	29
0.750%, 06/12/2023	80	79
UBS MTN
4.500%, 06/26/2048 (C)	400	451
UBS Group
1.364%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.080%, 01/30/2027 (E)(C)	200	189
UBS Group Funding Jersey
4.125%, 04/15/2026 (C)	449	472
US Bancorp
1.450%, 05/12/2025	30	29
WEA Finance
3.750%, 09/17/2024 (C)	200	205

		18,867

Health Care — 1.2%
Aetna
2.800%, 06/15/2023	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Anthem
3.650%, 12/01/2027	$30	$31
3.350%, 12/01/2024	20	21
2.950%, 12/01/2022	50	51
Cigna
4.800%, 08/15/2038	100	111
4.375%, 10/15/2028	160	173
4.125%, 11/15/2025	377	397
3.750%, 07/15/2023	14	14
3.400%, 03/01/2027	441	458
CVS Health
5.050%, 03/25/2048	140	164
4.300%, 03/25/2028	30	32
4.250%, 04/01/2050	70	75
4.125%, 04/01/2040	10	10
3.750%, 04/01/2030	30	31
3.625%, 04/01/2027	30	31
2.125%, 09/15/2031	30	28
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (C)	50	53
Humana
4.500%, 04/01/2025	10	11
Medtronic
3.500%, 03/15/2025	16	17
PeaceHealth Obligated Group
1.375%, 11/15/2025	430	415
SSM Health Care
3.688%, 06/01/2023	248	253

		2,386

Industrials — 2.8%
3M
3.700%, 04/15/2050	100	103
AerCap Ireland Capital DAC
3.000%, 10/29/2028	417	401
2.450%, 10/29/2026	150	145
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (C)	221	222
Air Lease
3.375%, 07/01/2025	20	20
Burlington Northern Santa Fe
2.875%, 06/15/2052	30	27
Canadian National Railway
3.650%, 02/03/2048	151	155
Canadian Pacific Railway
6.125%, 09/15/2115	167	218
3.100%, 12/02/2051	40	36
3.000%, 12/02/2041	20	18
Carrier Global
2.700%, 02/15/2031	10	10

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cintas No. 2
3.700%, 04/01/2027	$30	$32
2.900%, 04/01/2022	20	20
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	143	146
CSX
3.800%, 04/15/2050	331	339
Deere
3.750%, 04/15/2050	40	42
3.100%, 04/15/2030	10	10
Delta Air Lines
7.375%, 01/15/2026	30	34
7.000%, 05/01/2025 (C)	190	211
4.750%, 10/20/2028 (C)	30	31
4.500%, 10/20/2025 (C)	30	31
2.900%, 10/28/2024	40	39
Delta Air Lines Pass-Through Trust, Ser 2020-1AA
2.000%, 06/10/2028	155	148
Eaton
4.150%, 11/02/2042	70	75
FedEx
5.250%, 05/15/2050	88	106
4.050%, 02/15/2048	237	242
Ferguson Finance
4.500%, 10/24/2028 (C)	394	426
3.250%, 06/02/2030 (C)	230	230
GFL Environmental
4.250%, 06/01/2025 (C)	20	20
International Lease Finance
5.875%, 08/15/2022	50	51
Mileage Plus Holdings
6.500%, 06/20/2027 (C)	40	42
Norfolk Southern
4.837%, 10/01/2041	200	230
Penske Truck Leasing LP
3.900%, 02/01/2024 (C)	457	471
Republic Services
2.500%, 08/15/2024	20	20
Spirit Airlines Pass-Through Trust, Ser 2017-1AA
3.375%, 02/15/2030	161	159
Spirit Loyalty Cayman
8.000%, 09/20/2025 (C)	24	26
United Airlines
4.625%, 04/15/2029 (C)	30	29
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	538	550
United Parcel Service
5.300%, 04/01/2050	66	89

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
United Rentals North America
3.875%, 02/15/2031	$100	$97
Verisk Analytics
3.625%, 05/15/2050	202	195

		5,496

Information Technology — 1.3%
Apple
3.850%, 08/04/2046	156	166
3.200%, 05/13/2025	80	83
1.125%, 05/11/2025	40	39
Broadcom
4.750%, 04/15/2029	253	275
4.110%, 09/15/2028	237	249
3.137%, 11/15/2035 (C)	150	139
1.950%, 02/15/2028 (C)	139	131
Genpact Luxembourg SARL
1.750%, 04/10/2026	292	283
Hewlett Packard Enterprise
4.900%, 10/15/2025	69	74
Lam Research
2.875%, 06/15/2050	92	82
Mastercard
3.850%, 03/26/2050	10	11
NVIDIA
3.700%, 04/01/2060	50	52
3.500%, 04/01/2040	70	72
3.500%, 04/01/2050	70	72
2.850%, 04/01/2030	20	20
NXP BV
4.625%, 06/01/2023 (C)	215	222
2.700%, 05/01/2025 (C)	30	30
PayPal Holdings
1.650%, 06/01/2025	30	29
1.350%, 06/01/2023	30	30
Prosus MTN
3.061%, 07/13/2031 (C)	200	168
salesforce.com
3.250%, 04/11/2023	40	41
Sprint Capital
8.750%, 03/15/2032	10	14
Texas Instruments
1.750%, 05/04/2030	20	19
Visa
4.300%, 12/14/2045	50	58
3.150%, 12/14/2025	70	73
2.050%, 04/15/2030	20	19

		2,451

Materials — 0.6%
Anglo American Capital
3.625%, 09/11/2024 (C)	200	205

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ball
3.125%, 09/15/2031	$20	$18
Barrick North America Finance
5.700%, 05/30/2041	60	75
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (C)	200	207
Freeport-McMoRan
5.450%, 03/15/2043	60	69
4.625%, 08/01/2030	10	10
4.550%, 11/14/2024	10	11
Glencore Funding
4.125%, 05/30/2023 (C)	70	72
4.000%, 03/27/2027 (C)	140	145
Southern Copper
5.250%, 11/08/2042	120	140
Suzano Austria GmbH
3.750%, 01/15/2031	90	84
3.125%, 01/15/2032	20	18
Vale Canada
7.200%, 09/15/2032	10	12
Vale Overseas
6.875%, 11/21/2036	10	12
WestRock RKT
4.000%, 03/01/2023	10	10

		1,088

Real Estate — 0.5%
Digital Realty Trust
3.700%, 08/15/2027	233	243
3.600%, 07/01/2029	78	80
Federal Realty Investment Trust
1.250%, 02/15/2026	233	223
Simon Property Group
1.750%, 02/01/2028	501	472

		1,018

Utilities — 2.1%
American Transmission Systems
2.650%, 01/15/2032 (C)	20	19
Aquarion
4.000%, 08/15/2024 (C)	192	198
Berkshire Hathaway Energy
4.450%, 01/15/2049	600	663
Consolidated Edison of New York
3.950%, 04/01/2050	20	21
3.350%, 04/01/2030	20	20
Duke Energy Carolinas
3.950%, 03/15/2048	98	102
Duke Energy Florida
3.200%, 01/15/2027	230	239
Duke Energy Ohio
3.650%, 02/01/2029	50	52

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Eversource Energy
3.150%, 01/15/2025	$111	$113
Exelon
5.625%, 06/15/2035	60	71
5.100%, 06/15/2045	328	379
4.700%, 04/15/2050	69	78
FirstEnergy
7.375%, 11/15/2031	270	338
5.350%, 07/15/2047	100	106
4.400%, 07/15/2027	50	52
1.600%, 01/15/2026	20	19
Interstate Power and Light
2.300%, 06/01/2030	295	283
NextEra Energy Capital Holdings
3.550%, 05/01/2027	292	303
NSTAR Electric
3.950%, 04/01/2030	230	247
Pacific Gas and Electric
3.300%, 08/01/2040	10	8
2.500%, 02/01/2031	20	18
2.100%, 08/01/2027	20	19
1.750%, 06/16/2022	60	60
Southern
3.250%, 07/01/2026	415	425
Virginia Electric & Power
3.150%, 01/15/2026	124	128
Xcel Energy
3.400%, 06/01/2030	188	194

		4,155

Total Corporate Obligations
(Cost $55,671) ($ Thousands)		55,762

MORTGAGE-BACKED SECURITIES — 26.1%
Agency Mortgage-Backed Obligations — 19.0%
FHLB DN
0.030%, 03/09/2022(A)	140	140
0.000%, 03/18/2022(B)	410	410
FHLMC
6.000%, 03/01/2035 to 07/01/2040	363	413
5.500%, 04/01/2030	108	117
5.000%, 06/01/2041 to 01/01/2049	265	289
4.500%, 06/01/2038 to 10/01/2048	542	587
4.000%, 07/01/2037 to 06/01/2048	733	783
3.500%, 04/01/2033 to 03/01/2050	1,724	1,793
3.000%, 09/01/2036 to 09/01/2050	2,806	2,872
2.500%, 01/01/2050 to 11/01/2051	2,378	2,359
2.000%, 09/01/2041 to 12/01/2051	2,308	2,221

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC ARM
3.092%, ICE LIBOR USD 12 Month + 1.622%, 02/01/2050(E)	$94	$96
3.013%, ICE LIBOR USD 12 Month + 1.628%, 11/01/2048(E)	68	70
2.873%, ICE LIBOR USD 12 Month + 1.620%, 11/01/2047(E)	78	80
1.901%, ICE LIBOR USD 12 Month + 1.596%, 06/01/2047(E)	157	161
1.890%, ICE LIBOR USD 12 Month + 1.626%, 10/01/2046(E)	326	336
FHLMC CMO, Ser 2014-328, Cl S4, IO
1.726%, 02/15/2038(E)	28	1
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.592%, 04/15/2041(E)	127	7
FHLMC CMO, Ser 2015-4494, Cl AI, IO
1.727%, 11/15/2038(E)	124	6
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	18	18
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	87	14
FHLMC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	91	12
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1517, Cl X1, IO
1.330%, 07/25/2035(E)	240	33
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1519, Cl X1, IO
0.609%, 12/25/2035(E)	2,112	131
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl B1
2.487%, ICE LIBOR USD 1 Month + 2.300%, 01/25/2050(E)(C)	180	173
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl M2
1.887%, ICE LIBOR USD 1 Month + 1.700%, 01/25/2050(E)(C)	84	84
FNMA
5.000%, 08/01/2049	25	27
4.500%, 07/01/2033 to 01/01/2059	2,055	2,208
4.000%, 01/01/2037 to 06/01/2057	2,439	2,579
3.500%, 12/01/2034 to 11/01/2051	3,049	3,175
3.160%, 05/01/2029	19	20
3.000%, 11/01/2034 to 01/01/2052	4,873	4,984
2.810%, 04/01/2025	40	41
2.790%, 08/01/2029	100	104
2.500%, 08/01/2035 to 03/01/2052	3,385	3,373
2.260%, 04/01/2030	96	97
2.000%, 12/01/2041 to 02/01/2052	2,897	2,789
FNMA ARM
2.525%, ICE LIBOR USD 12 Month + 1.590%, 04/01/2047(E)	196	203

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2015-55, Cl IO, IO
1.395%, 08/25/2055(E)	$124	$5
FNMA CMO, Ser 2015-56, Cl AS, IO
5.963%, 08/25/2045(E)	144	28
FNMA CMO, Ser 2020-97, Cl AI, IO
2.000%, 01/25/2051	188	27
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M2
2.787%, ICE LIBOR USD 1 Month + 2.600%, 05/25/2024(E)	106	107
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M2
3.187%, ICE LIBOR USD 1 Month + 3.000%, 10/25/2029(E)	157	161
FNMA TBA
4.000%, 03/01/2039	100	104
3.500%, 03/15/2051	100	103
2.500%, 03/14/2052	200	197
FRESB Mortgage Trust, Ser 2019-SB63, Cl A5H
2.550%, 02/25/2039(E)	234	234
GNMA
4.500%, 01/15/2042 to 02/20/2050	912	987
4.000%, 08/15/2045 to 04/20/2050	418	445
3.500%, 04/20/2046 to 09/20/2048	409	428
3.000%, 09/15/2042 to 04/20/2048	418	429
2.500%, 09/20/2051	165	165
GNMA CMO, Ser 2007-51, Cl SG, IO
6.418%, 08/20/2037(E)	8	1
GNMA CMO, Ser 2012-34, Cl SA, IO
5.888%, 03/20/2042(E)	83	15
GNMA CMO, Ser 2012-43, Cl SN, IO
6.474%, 04/16/2042(E)	69	14
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.743%, 10/20/2062(E)	51	2
GNMA CMO, Ser 2014-118, Cl HS, IO
6.038%, 08/20/2044(E)	141	26
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	88	12
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	91	12
GNMA CMO, Ser 2020-H09, Cl FL
1.312%, ICE LIBOR USD 1 Month + 1.150%, 05/20/2070(E)	78	81
GNMA TBA
3.500%, 03/15/2051	100	103
3.000%, 03/15/2045	200	203
GNMA, Ser 2018-130, Cl A
3.250%, 05/16/2059	7	7

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2020-178, Cl IO, IO
1.412%, 10/16/2060(E)	$1,192	$121

		36,823
Non-Agency Mortgage-Backed Obligations — 7.1%
BANK, Ser 2017-BNK8, Cl XA, IO
0.725%, 11/15/2050(E)	1,628	57
BANK, Ser 2021-BN36, Cl A5
2.470%, 09/15/2064	379	365
BANK, Ser 2021-BN38, Cl A5
2.521%, 12/15/2064	293	283
BBCCRE Trust, Ser 2015-GTP, Cl D
4.563%, 08/10/2033(E)(C)	140	136
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-AC6, Cl A1
5.750%, 11/25/2034	56	54
Benchmark Mortgage Trust, Ser 2019-B15, Cl A5
2.928%, 12/15/2072	183	183
Benchmark Mortgage Trust, Ser 2019-B17, Cl A2
2.211%, 03/15/2053	395	390
Benchmark Mortgage Trust, Ser 2020-B22, Cl ASB
1.731%, 01/15/2054	474	449
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.111%, ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(E)(C)	411	409
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
0.891%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(E)(C)	287	279
BXP Trust, Ser 2017-CQHP, Cl A
1.041%, ICE LIBOR USD 1 Month + 0.850%, 11/15/2034(E)(C)	190	187
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl B1
0.646%, 05/25/2035(E)(C)	183	161
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
0.457%, ICE LIBOR USD 1 Month + 0.270%, 05/25/2035(E)(C)	53	53
CIM Trust, Ser 2020-INV1, Cl A2
2.500%, 04/25/2050(E)(C)	137	136
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046(C)	100	100
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	58	58
COMM Mortgage Trust, Ser 2015-CR24, Cl AM
4.028%, 08/10/2048(E)	90	93

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2015-CR26, Cl A4
3.630%, 10/10/2048	$417	$432
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
2.841%, ICE LIBOR USD 1 Month + 2.650%, 05/15/2036(E)(C)	190	187
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057(E)	210	213
CSMC Trust, Ser 2017-TIME, Cl A
3.646%, 11/13/2039(C)	100	97
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(E)(C)	157	157
CSMC Trust, Ser 2020-FACT, Cl F
6.348%, ICE LIBOR USD 1 Month + 6.157%, 10/15/2037(E)(C)	250	251
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048(E)(C)	43	43
Flagstar Mortgage Trust, Ser 2021-6INV, Cl A4
2.500%, 08/25/2051(E)(C)	591	567
Flagstar Mortgage Trust, Ser 2021-8INV, Cl A3
2.500%, 09/25/2051(E)(C)	264	253
GS Mortgage Securities II, Ser 2018-SRP5, Cl A
1.741%, ICE LIBOR USD 1 Month + 1.550%, 09/15/2031(E)(C)	180	162
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl B
2.941%, ICE LIBOR USD 1 Month + 2.750%, 09/15/2031(E)(C)	180	145
GS Mortgage Securities Trust, Ser 2020-GSA2, Cl AAB
1.662%, 12/12/2053	260	247
GS Mortgage-Backed Securities Trust, Ser 2020-INV1, Cl A14
2.959%, 10/25/2050(E)(C)	156	155
Impac CMB Trust, Ser 2005-4, Cl 1M1
0.832%, ICE LIBOR USD 1 Month + 0.430%, 05/25/2035(E)	28	28
Impac Secured Assets Trust, Ser 2006-2, Cl 2M3
1.837%, ICE LIBOR USD 1 Month + 1.650%, 08/25/2036(E)	73	73
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C7, Cl XA, IO
0.852%, 10/15/2050(E)	1,393	52
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C6, Cl A3
3.507%, 05/15/2045	40	40

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CIBX, Cl A4
3.483%, 06/15/2045	$65	$65
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl F
4.660%, ICE LIBOR USD 1 Month + 3.160%, 06/15/2035(E)(C)	250	51
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-MKST, Cl F
3.041%, ICE LIBOR USD 1 Month + 2.850%, 12/15/2036(E)(C)	170	155
JPMorgan Mortgage Trust, Ser 2005-S2, Cl 2A15
6.000%, 09/25/2035	97	87
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(E)(C)	20	20
JPMorgan Mortgage Trust, Ser 2020-3, Cl A3A
3.000%, 08/25/2050(E)(C)	87	87
JPMorgan Mortgage Trust, Ser 2021-3, Cl A3
2.500%, 07/01/2051(E)(C)	332	319
KKR Industrial Portfolio Trust, Ser 2021-KDIP, Cl A
0.741%, ICE LIBOR USD 1 Month + 0.550%, 12/15/2037(E)(C)	210	205
Metlife Securitization Trust, Ser 2020-INV1, Cl A2A
2.500%, 05/25/2050(E)(C)	116	115
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C17, Cl A4
3.443%, 08/15/2047	345	347
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl B
4.143%, 07/15/2050(E)	100	104
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl ASB
3.514%, 12/15/2049	271	278
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.282%, 12/12/2049(E)	14	7
Morgan Stanley Capital I Trust, Ser 2018-H4, Cl A4
4.310%, 12/15/2051	313	339
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
1.591%, ICE LIBOR USD 1 Month + 1.400%, 05/15/2036(E)(C)	140	138
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035(E)(C)	110	111

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl A
3.047%, 08/15/2036(C)	$110	$108
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B2
4.250%, 09/25/2059(E)(C)	213	222
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059(E)(C)	213	222
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(E)(C)	57	57
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	119	122
OBX Trust, Ser 2022-NQM1, Cl A2
3.001%, 11/25/2061(E)(C)	120	118
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/2059(E)(C)	26	26
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl MA
3.500%, 08/25/2057(E)	208	213
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	283	292
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	337	348
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	175	173
Seasoned Credit Risk Transfer Trust, Ser 2020-3, Cl MA
2.000%, 05/25/2060	154	152
Seasoned Credit Risk Transfer Trust, Ser 2021-1, Cl MA
2.000%, 09/25/2060	233	230
Sequoia Mortgage Trust, Ser 2021-1, Cl A1
2.500%, 03/25/2051(E)(C)	349	335
SMRT, Ser 2022-MINI, Cl D
2.050%, TSFR1M + 1.950%, 01/15/2024(E)(C)	110	108
SREIT Trust, Ser 2021-MFP2, Cl A
1.013%, ICE LIBOR USD 1 Month + 0.822%, 11/15/2036(E)(C)	110	108
UBS Commercial Mortgage Trust, Ser 2018-C13, Cl ASB
4.241%, 10/15/2051	532	562
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR6, Cl 2A1A
0.647%, ICE LIBOR USD 1 Month + 0.460%, 04/25/2045(E)	129	128

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/2048(E)	$270	$277
Wells Fargo Commercial Mortgage Trust, Ser 2021-C59, Cl A5
2.626%, 04/15/2054	475	464
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl A5
3.607%, 11/15/2047	442	453

		13,641
Total Mortgage-Backed Securities
(Cost $51,765) ($ Thousands)		50,464

ASSET-BACKED SECURITIES — 7.0%
Automotive — 0.8%

Avis Budget Rental Car Funding AESOP, Ser 2021-1A, Cl A
1.380%, 08/20/2027 (C)	130	125
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A3
1.850%, 03/15/2023	23	23
Ford Credit Auto Owner Trust, Ser 2020-1, Cl A
2.040%, 08/15/2031 (C)	400	397
Ford Credit Auto Owner Trust, Ser 2021-REV1, Cl A
1.370%, 10/17/2033 (C)	254	243
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	150	163
Hertz Vehicle Financing, Ser 2021-1A, Cl A
1.210%, 12/26/2025 (C)	100	97
Toyota Auto Loan Extended Note Trust, Ser 2021-1A, Cl A
1.070%, 02/27/2034 (C)	456	437
		1,485

Mortgage Related Securities — 0.3%

Asset-Backed Securities Home Equity Loan Trust, Ser 2007-HE1, Cl A4
0.327%, ICE LIBOR USD 1 Month + 0.140%, 12/25/2036 (E)	119	117
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE6, Cl M1
1.042%, ICE LIBOR USD 1 Month + 0.855%, 08/25/2034 (E)	253	250

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE7, Cl M1
1.087%, ICE LIBOR USD 1 Month + 0.900%, 08/25/2034 (E)	$158	$156
Option One Mortgage Loan Trust, Ser 2007-FXD1, Cl 3A4
5.860%, 01/25/2037	71	70
		593

Other Asset-Backed Securities — 5.9%

AMSR Trust, Ser 2021-SFR3, Cl A
1.476%, 10/17/2038 (C)	300	285
Applebee's Funding, Ser 2019-1A, Cl A2I
4.194%, 06/05/2049 (C)	139	138
BankAmerica Manufactured Housing Contract Trust, Ser 1996-1, Cl B1
7.875%, 10/10/2026	510	36
CCG Receivables Trust, Ser 2019-1, Cl A2
2.800%, 09/14/2026 (C)	16	16
CF Hippolyta, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (C)	171	166
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1M1
1.687%, ICE LIBOR USD 1 Month + 1.500%, 10/25/2037 (E)(C)	120	121
College Ave Student Loans, Ser 2021-C, Cl C
3.060%, 07/26/2055 (C)	150	146
Corevest American Finance Trust, Ser 2021-1, Cl A
1.569%, 04/15/2053 (C)	354	338
DB Master Finance, Ser 2021-1A, Cl A23
2.791%, 11/20/2051 (C)	477	447
DLLAA, Ser 2021-1A, Cl A3
0.670%, 04/17/2026 (C)	487	477
Domino's Pizza Master Issuer, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051 (C)	365	350
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A2
0.307%, ICE LIBOR USD 1 Month + 0.120%, 11/25/2036 (E)	80	77
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
0.347%, ICE LIBOR USD 1 Month + 0.160%, 11/25/2036 (E)	94	93
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (C)	251	239
GoodLeap Sustainable Home Solutions Trust, Ser 2022-1GS, Cl A
2.700%, 01/20/2049 (C)	100	100
Home Partners of America Trust, Ser 2021-2, Cl A
1.901%, 12/17/2026 (C)	318	306

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition, Ser 2005-OPT2, Cl M4
1.117%, ICE LIBOR USD 1 Month + 0.930%, 12/25/2035 (E)	$180	$179
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
1.117%, ICE LIBOR USD 1 Month + 0.930%, 07/25/2035 (E)	252	250
National Collegiate Student Loan Trust, Ser 2006-3, Cl B
0.547%, ICE LIBOR USD 1 Month + 0.360%, 01/26/2032 (E)	250	207
Navient Student Loan Trust, Ser 2016-3A, Cl A3
1.537%, ICE LIBOR USD 1 Month + 1.350%, 06/25/2065 (E)(C)	157	160
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A1
1.850%, 11/20/2050 (C)	466	448
Oak Street Investment Grade Net Lease Fund, Ser 2021-1A, Cl A2
1.930%, 01/20/2051 (C)	458	433
Palmer Square CLO, Ser 2021-2A, Cl A1A3
1.248%, ICE LIBOR USD 3 Month + 1.000%, 10/17/2031 (E)(C)	330	328
PFS Financing, Ser 2022-A, Cl A
2.470%, 02/16/2027 (C)	463	465
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (C)	351	347
RAMP Trust, Ser 2006-RZ3, Cl M1
0.537%, ICE LIBOR USD 1 Month + 0.350%, 08/25/2036 (E)	312	307
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (C)	170	173
Sabey Data Center Issuer, Ser 2021-1, Cl A2
1.881%, 06/20/2046 (C)	466	447
SLM Student Loan Trust, Ser 2021-10A, Cl A4
0.873%, ICE LIBOR USD 3 Month + 0.670%, 12/17/2068 (E)(C)	130	130
Sofi Professional Loan Program Trust, Ser 2018-B, Cl A2FX
3.340%, 08/25/2047 (C)	40	40
Stack Infrastructure Issuer, Ser 2019-2A, Cl A2
3.080%, 10/25/2044 (C)	159	159
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
0.907%, ICE LIBOR USD 1 Month + 0.720%, 11/25/2033 (E)	153	150

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
0.607%, ICE LIBOR USD 1 Month + 0.420%, 02/25/2037 (E)	$172	$169
Taco Bell Funding, Ser 2021-1A, Cl A2II
2.294%, 08/25/2051 (C)	282	269
Tricon American Homes Trust, Ser 2020-SFR2, Cl A
1.482%, 11/17/2039 (C)	253	235
U.S. Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/2030	43	45
U.S. Small Business Administration, Ser 2011-20G, Cl 1
3.740%, 07/01/2031	190	196
U.S. Small Business Administration, Ser 2011-20H, Cl 1
3.290%, 08/01/2031	96	97
U.S. Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/2033	368	377
U.S. Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/2034	365	373
U.S. Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/2035	107	110
U.S. Small Business Administration, Ser 2017-20H, Cl 1
2.750%, 08/01/2037	201	205
U.S. Small Business Administration, Ser 2018-20A, Cl 1
2.920%, 01/01/2038	211	217
U.S. Small Business Administration, Ser 2018-20B, Cl 1
3.220%, 02/01/2038	309	322
U.S. Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	205	216
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	24	25
U.S. Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	25	26
Vantage Data Centers Issuer, Ser 2019-1A, Cl A2
3.188%, 07/15/2044 (C)	261	263
Vantage Data Centers, Ser 2020-1A, Cl A2
1.645%, 09/15/2045 (C)	387	370
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	211	212

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Wendy's Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (C)	$141	$143
		11,428

Total Asset-Backed Securities
(Cost $13,889) ($ Thousands)		13,506

LOAN PARTICIPATIONS — 2.7%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan, 1st Lien
1.959%, LIBOR + 1.750%, 11/19/2026	70	69
Air Canada, 1st Lien
4.250%, 08/11/2028	30	30
Ali Group, Term Loan B, 1st Lien
0.000%, 10/13/2028 (E)	70	69
Allied Universal Holdco LLC, Initial Term Loan, 1st Lien
4.250%, 05/12/2028	98	96
Alterra Mountain Company, Series B-2, 1st Lien
4.000%, 08/17/2028	39	38
Amwins Group Inc, 1st Lien
3.000%, 02/19/2028	34	33
Amwins Group Inc., Term Loan, 1st Lien
3.000%, 02/19/2028	6	6
APi Group, Term Loan B, 1st Lien
2.709%, 10/01/2026	95	94
Asplundh Tree Expert, LLC, 1st Lien
1.959%, 09/07/2027	30	29
Asurion LLC, B-8 Term Loan, 1st Lien
3.459%, 12/23/2026	44	43
Asurion LLC, B-9 Term Loan, 1st Lien
3.459%, 07/31/2027	30	29
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
3.209%, LIBOR + 3.000%, 11/03/2024	49	48
Athena Health Group, INC. Initial Term Loan
4.000%, 02/15/2029	111	110
Berry Global, Inc., 1st Lien
1.876%, 07/01/2026	51	50
Brightspring Health, Cov-Lite, 1st Lien
3.662%, 03/05/2026	40	39
Brightview Landscapes, LLC, Initial Term Loan (2018), 1st Lien
2.750%, LIBOR + 2.500%, 08/15/2025	19	19

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Brookfield Wec Holdings Inc., Initial Term Loan, 1st Lien
3.250%, 08/01/2025 (E)	$20	$19
Brown Group Holdings, LLC, Intitial Term Loan, 1st Lien
3.000%, 06/07/2028 (E)	40	39
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
2.959%, LIBOR + 2.750%, 12/23/2024	66	65
Caesars Resort Collection, LLC, 1st Lien
3.709%, 07/21/2025	49	49
Castlelake Avia, 1st Lien
3.250%, 10/22/2026	90	89
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, ICE LIBOR USD 1 Month + 2.500%, 03/01/2024 (E)	102	101
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
1.960%, 02/01/2027	10	10
Charter Communications, Term Loan, 1st Lien
1.960%, 04/30/2025	115	115
Citadel Securities, 1st Lien
2.709%, 02/02/2028	49	49
Clarios Global, 1st Lien
3.459%, 04/30/2026	86	85
Cloudera, Inc., 1st Lien
4.250%, 10/08/2028	30	30
CSC Holdings, LLC, 1st Lien
2.441%, 01/15/2026	10	10
CSC Holdings, LLC, September 2019 Initial Term Loan, 1st Lien
2.691%, LIBOR + 2.500%, 04/15/2027	10	9
DCert Buyer, Inc., Initial Term Loan, 1st Lien
4.209%, LIBOR + 4.000%, 10/16/2026	108	108
Deerfield Dakora Holding, LLC, Term Loan, 1st Lien
4.750%, 04/09/2027	79	78
Energizer Holdings, 1st Lien
2.750%, 12/22/2027	20	20
Entain PLC, Facility B, 1st Lien
3.000%, 03/29/2027	20	20
Entercom Media Corp., Term B-2 Loan, 1st Lien
2.709%, LIBOR + 2.500%, 11/18/2024	23	23
Eyecare Partners, LLC, Term Loan, 1st Lien
3.974%, 02/18/2027	30	29

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
First Eagles Holdings, Inc., Term Loan
2.724%, 02/01/2027	$19	$19
Fleetcor Technologies Operating Company LLC, 1st Lien
1.959%, 04/28/2028	30	29
Focus Financial Partners, LLC, Term Loan 1st Lien
2.209%, 07/03/2024	49	48
Froneri International Limited, Facility B2, 1st Lien
2.459%, LIBOR + 2.250%, 01/29/2027	39	38
Garda World Security Corp, Term Loan B, 1st Lien
4.430%, 10/30/2026	14	14
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
2.224%, LIBOR + 2.000%, 12/30/2026	108	107
GFL Environmental, Refinancing Term Loan, 1st Lien
3.500%, 05/30/2025 (E)	9	9
Global Medical, Term Loan B, 1st Lien
5.250%, 10/02/2025	87	87
Go Daddy Operating Company LLC, Tranche B-1 Term Loan, 1st Lien
1.959%, 02/15/2024 (E)	15	15
Go Daddy, Tranche B-L Loan, 1st Lien
1.959%, 02/15/2024 (E)	5	5
Great Outdoors Group, LLC Term B-2 Loan
4.500%, 03/06/2028	30	30
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
2.209%, LIBOR + 2.000%, 11/15/2027	93	90
Harbor Freight Tools, Cov-Lite, Term Loan B, 1st Lien
3.250%, 10/19/2027	40	39
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
1.937%, LIBOR + 1.750%, 06/22/2026	112	111
Horizon Therapeutics, 1st Lien
2.250%, 03/15/2028	50	49
Hudson River, 1st Lien
3.305%, 03/20/2028	40	39
Hunter Douglas, 1st Lien
0.000%, 02/09/2029 (E)	80	79
Icon, Cov-Lite, Term Loan B, 1st Lien
2.750%, 07/03/2028	14	14
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.209%, LIBOR + 3.000%, 05/01/2026	65	64

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
II-VI, Term Loan B, 1st Lien
0.000%, 12/08/2028 (E)	$60	$59
Ineos Styrolution Group, Tranche B Dollar Term Loan, 1st Lien
3.250%, 01/29/2026	40	39
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
2.959%, 01/26/2028	58	58
Jazz Pharmaceuticals, Inc., 1st Lien
4.000%, 05/05/2028	90	89
Level 3 Financing, Inc., Tranche B Loan, 1st Lien
1.959%, LIBOR + 1.750%, 03/01/2027	85	83
LifePoint Health, Term Loan, 1st Lien
3.959%, 11/16/2025	55	54
McAfee, 1st Lien
5.750%, 07/27/2028	120	118
Michaels Stores Inc., 1st Lien
5.000%, 04/15/2028	30	28
Milano Acquistion, Term B Loan, 1st Lien
4.750%, 10/01/2027	89	89
Mozart Debt Merger, 1st Lien
3.750%, 10/23/2028 (E)(F)	70	69
MSG National, 1st Lien
2.750%, 07/03/2028	58	57
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
2.606%, 09/18/2026	114	114
Numericable U.S. LLC, USD TLB-12 Term Loan, 1st Lien
3.927%, LIBOR + 3.688%, 01/31/2026	39	38
PCI Gaming Authority, Term B Facility Loan, 1st Lien
2.709%, LIBOR + 2.500%, 05/29/2026	32	32
Peraton Corp, 1st Lien
4.500%, 02/01/2028	89	89
Petco Health & Wellness, Tem Loan B, 1st Lien
4.000%, 03/03/2028	50	49
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
3.459%, LIBOR + 3.250%, 03/05/2026	59	58
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 1st Lien
2.209%, 08/04/2028	140	137
Prime Security Services Borrower, LLC, Refinancing Term B-1 Loan, 1st Lien
3.500%, 09/23/2026	102	101
Quikrete Holding, Term Loan B, 1st Lien
3.000%, 06/11/2028 (E)	30	30

SEI Catholic Values Trust / Annual Report / February 28, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Rackspace Technology Global, Inc. Term B Loan, 1st Lien
3.500%, 02/15/2028	$50	$48
Realpage Inc, 1st Lien
3.750%, 04/24/2028	80	79
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
1.959%, LIBOR + 1.750%, 02/04/2027	99	97
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
2.959%, LIBOR + 2.750%, 08/14/2024	76	75
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
2.959%, LIBOR + 2.500%, 06/21/2024 (E)	5	5
Setanta Aircraft, Term Loan B, 1st Lien
2.140%, 11/05/2028	80	79
Sotera, Health Holdings, LLC, Refinancing Loan, 1st Lien
3.250%, 12/11/2026 (E)	90	89
Station Casinos LLC, Term B-1 Facility Loan, 1st Lien
2.500%, LIBOR + 2.250%, 02/08/2027	50	49
Terrier Media Buyer, Term B Loan, 1st Lien
3.709%, 12/17/2026	39	39
TransDigm Inc., Tranche F Refinancing Term Loan, 1st Lien
2.459%, 12/09/2025	10	10
Triton Water Holdings, Intial Term Loan, 1st Lien
4.000%, 03/31/2028	5	5
Triton Water, 1st Lien
4.000%, 03/31/2028	54	53
UFC Holdings, LLC, 1st Lien
3.500%, 04/29/2026	26	26
United Airlines Inc., 1st Lien
4.500%, 04/21/2028	69	69
Univision, Cov-Lite, Term Loan B, 1st Lien
4.000%, 03/15/2026	57	56
Verscend, 1st Lien
4.209%, 08/27/2025	50	49
VFH Parent LLC, Initial Term Loan, 1st Lien
3.500%, 01/13/2029	30	30
Virgin Media Bristol LLC, N Facility, Term Loan, 1st Lien
2.691%, LIBOR + 2.500%, 01/31/2028	105	103
XPO Logistics, Inc., Refinancing Term Loan (2018)
1.858%, LIBOR + 0.053%, 02/24/2025 (E)	40	39

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
3.209%, 03/09/2027 (E)	$60	$59
Zebra Buyer LLC, 1st Lien
3.750%, 11/01/2028	31	31
Ziggo Financing Partnership, Term Loan I Facility, 1st Lien
2.691%, LIBOR + 2.500%, 04/30/2028	80	79

Total Loan Participations
(Cost $5,250) ($ Thousands)		5,196

SOVEREIGN DEBT — 1.8%

Abu Dhabi Government International Bond
2.500%, 10/11/2022(C)	400	403
Argentine Republic Government International Bond
2.500%, 3.500%, 07/09/2022, 07/09/2041 (G)	20	7
1.125%, 1.500%, 07/09/2022, 07/09/2035 (G)	136	40
1.000%, 07/09/2029	14	4
0.500%, 0.750%, 07/09/2023, 07/09/2030 (G)	204	65
Brazilian Government International Bond
4.750%, 01/14/2050	200	167
4.625%, 01/13/2028	290	294
Colombia Government International Bond
5.625%, 02/26/2044	200	180
Egypt Government International Bond
5.577%, 02/21/2023(C)	200	202
Indonesia Government International Bond
4.350%, 01/11/2048	600	612
Mexico Government International Bond
4.600%, 02/10/2048	230	220
Nigeria Government International Bond MTN
6.500%, 11/28/2027(C)	200	190
Peruvian Government International Bond
6.550%, 03/14/2037	10	13
5.625%, 11/18/2050	90	112
Poland Government International Bond
4.000%, 01/22/2024	110	114
Provincia de Buenos Aires MTN
3.900%, 5.250%, 09/01/2022, 09/01/2037 (C)	217	92
Qatar Government International Bond
4.400%, 04/16/2050(C)	240	277

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
South Africa Government International Bond
4.300%, 10/12/2028	$200	$192
Uruguay Government International Bond
4.375%, 01/23/2031	200	220

Total Sovereign Debt
(Cost $3,503) ($ Thousands)		3,404

MUNICIPAL BONDS — 0.8%
California — 0.2%
California State, Build America, GO
7.500%, 04/01/2034	280	409

Colorado — 0.1%
City & County of Denver, Airport System Revenue, Ser C, RB
1.722%, 11/15/2027	190	183

Illinois — 0.2%
Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	345	457

Michigan — 0.1%
Michigan State, Finance Authority, RB
Callable 03/01/2023 @ 100
2.366%, 09/01/2049 (E)	220	222

New York — 0.2%
New York State, Urban Development, RB
5.770%, 03/15/2039	275	327

Total Municipal Bonds
(Cost $1,500) ($ Thousands)		1,598

	Shares
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	2,125,683	2,126

Total Cash Equivalent
(Cost $2,126) ($ Thousands)		2,126

Total Investments in Securities — 100.4%
(Cost $197,339) ($ Thousands)		$194,215

Description	Contracts	Market Value ($ Thousands)
PURCHASED OPTIONS* — 0.0%
Total Purchased Options (H)
(Cost $11) ($ Thousands)	33	$34

Description	Contracts	Market Value ($ Thousands)
WRITTEN OPTIONS* — (0.0)%
Total Written Options (H)
(Premiums Received $24) ($ Thousands)	(133)	$(46)

SEI Catholic Values Trust / Annual Report / February 28, 2022

A list of the open options held by the Fund at February 28, 2022, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)††	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
March 2022, IMM Eurodollar Future Option*	9	$1	$99.63	3/19/2022	$6

Call Options
April 2022, U.S. 10-Year Future Option *	24	10	127.00	3/19/2022	28

Total Purchased Options		$11			$34
WRITTEN OPTIONS — (0.0)%
Put Options
March 2022, IMM Eurodollar Future Option*	(4)	$(1)	99.38	03/19/22	$(1)
March 2022, IMM Eurodollar Future Option*	(8)	(3)	99.50	03/19/22	(3)

		(4)			(4)

Call Options
May 2022, U.S. 10-Year Future Option *	(48)	(9)	129.00	04/16/22	(30)
April 2022, U.S. 5-Year Future Option *	(17)	(5)	118.75	03/19/22	(7)
April 2022, U.S. 5-Year Future Option *	(56)	(6)	120.25	03/19/22	(5)

		(20)			(42)

Total Written Options		$(24)			$(46)

†† Represents Cost

A list of the open futures contracts held by the Fund at February 28, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
U.S. 2-Year Treasury Note	7	Jul-2022	$1,503	$1,506	$3
U.S. 5-Year Treasury Note	174	Jul-2022	20,475	20,581	106
U.S. 10-Year Treasury Note	61	Jun-2022	7,699	7,774	75
U.S. Ultra Long Treasury Bond	4	Jun-2022	735	744	9
			30,412	30,605	193
Short Contracts
U.S. Long Treasury Bond	(1)	Jun-2022	$(155)	$(157)	$(2)

			$30,257	$30,448	$191

A list of the open forward foreign currency contracts held by the Fund at February 28, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	04/19/22	USD	7	EUR	6	$—
Citigroup	04/19/22	USD	149	ZAR	2,370	4
Citigroup	04/19/22	USD	554	GBP	409	(6)
Citigroup	04/19/22	USD	677	BRL	3,940	77
Citigroup	04/19/22	USD	989	JPY	114,451	6
Citigroup	04/19/22	USD	1,075	AUD	1,499	13

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	04/19/22	USD	1,087	IDR	15,760,196	$7
Citigroup	04/19/22	USD	2,304	RUB	177,022	(759)
Citigroup	04/19/22	USD	2,746	CAD	3,484	1
Citigroup	04/19/22	CNH	3,033	USD	477	(2)
Citigroup	04/19/22	RUB	34,808	USD	451	147
						$(512)

A list of open centrally cleared swap agreements held by the Fund at February 28, 2022, is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.3712	Sell	5.00%	Quarterly	12/12/2026	(1,654)	$94	$145	$(51)
CDX.NA.IG.3712	Sell	1.00%	Quarterly	12/20/2026	(13,521)	188	298	(110)
						$282	$443	$(161)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront (Payments) Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
0.19%	3-MONTH USD - LIBOR	Semi-Annually	06/15/2022	USD	3,217	$(4)	$–	$(4)
3-MONTH USD - LIBOR	1.20%	Quarterly	10/07/2050	USD	314	56	2	54
1.63%	SOFR-COMPOUNDING	Annually	05/15/2047	USD	400	10	16	(6)
1.63%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	706	57	5	52
SOFR-COMPOUNDING	1.5%	Annually	02/15/2047	USD	175	8	1	7
2.0%	3-MONTH USD - LIBOR	Semi-Annually	02/15/2047	USD	376	1	5	(4)
SOFR-COMPOUNDING	1.52%	Annually	02/15/2047	USD	268	13	(9)	22
SOFR-COMPOUNDING	0.74%	Annually	08/19/2045	USD	310	61	–	61
SOFR-COMPOUNDING	0.56%	Annually	07/20/2045	USD	800	185	6	179
USD CPI INDEX	2.77%	Annually	10/20/2031	USD	830	(31)	1	(32)
SOFR-COMPOUNDING	1.7334	Annually	10/20/2031	USD	810	2	3	(1)
SOFR-COMPOUNDING	1.2%	Annually	11/01/2028	USD	572	15	–	15
SOFR-COMPOUNDING	1.22%	Annually	08/15/2028	USD	736	17	–	17
SOFR-COMPOUNDING	1.13%	Annually	08/15/2028	USD	1,960	57	13	44
1.25%	USD-LIBOR-BBA	Quarterly	02/15/2028	USD	1,063	37	1	36
SOFR-COMPOUNDING	0.71%	Annually	05/15/2027	USD	3,408	147	2	145
SOFR-COMPOUNDING	1.52%	Annually	11/20/2026	USD	1,070	6	(3)	9
0.37%	GBLO, USNY	Annually	11/18/2026	USD	930	(17)	14	(31)
USD CPI INDEX	2.95%	Annually	10/20/2026	USD	830	35	–	35
USNY, GBLO	3.97%	Annually	11/18/2023	USD	930	25	(4)	29
USD-LIBOR-BBA	2.00%	Quarterly	06/03/2051	USD	21	–	–	–
3-MONTH USD - LIBOR	1.67%	Quarterly	07/09/2051	USD	337	25	(2)	27
						$705	$51	$654

Percentages are based on Net Assets of $193,485 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of February 28, 2022.
†	Investment in Affiliated Security (see Note 5).
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)	No interest rate available.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On February 28, 2022, the value of these securities amounted to $31,325 ($ Thousands), representing 16.2% of the Net Assets of the Fund.

(D)	Perpetual security with no stated maturity date.

SEI Catholic Values Trust / Annual Report / February 28, 2022

(E)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(F)	Unsettled bank loan. Interest rate may not be available.
(G)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(H)	Refer to table below for details on Options Contracts.

ARM — Adjustable Rate Mortgage
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
DN— Discount Note
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRESB — Freddie Mac Small Balance Mortgage Trust
GNMA — Government National Mortgage Association
GO — General Obligation
ICE— Intercontinental Exchange
IO — Interest Only — face amount represents notional amount
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
L.P. — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secure Overnight Financing Rate
STACR — Structured Agency Credit Risk
TBA — To Be Announced
USD — U.S. Dollar
VAR — Variable Rate

The following is a list of the inputs used as of February 28, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	62,159	–	62,159
Corporate Obligations	–	55,762	–	55,762
Mortgage-Backed Securities	–	50,464	–	50,464
Asset-Backed Securities	–	13,506	–	13,506
Loan Participations	–	5,196	–	5,196
Sovereign Debt	–	3,404	–	3,404
Municipal Bonds	–	1,598	–	1,598
Cash Equivalent	2,126	–	–	2,126
Total Investments in Securities	2,126	192,089	–	194,215

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	34	–	–	34
Written Options	(46)	–	–	(46)
Futures Contracts*
Unrealized Appreciation	193	–	–	193
Unrealized Depreciation	(2)	–	–	(2)
Forwards Contracts*
Unrealized Appreciation	–	255	–	255
Unrealized Depreciation	–	(767)	–	(767)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	732	–	732
Unrealized Depreciation	–	(78)	–	(78)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(161)	–	(161)
Total Other Financial Instruments	179	(19)	–	160

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended February 28, 2022, there were no transfers in or out of Level 3 investments.

SEI Catholic Values Trust / Annual Report / February 28, 2022

SCHEDULE OF INVESTMENTS

February 28, 2022

Catholic Values Fixed Income Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended February 28, 2022 ($ Thousands):

Security Description	Value at 2/28/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value at 2/28/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$5,274	$86,660	$(89,808)	$—	$—	$2,126	2,125,683	$1	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

February 28, 2022

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
Assets:
Investments, at Value †	$331,174		$192,089
Affiliated Investments, at Value ††	10,869		2,126
Cash	1,912		278
Cash Collateral on Futures	568		194
Cash Collateral on Swap Contracts	–		690
Foreign Currency, at Value †††	–		42
Receivable for Fund Shares Sold	8		3
Receivable for Investment Securities Sold	630		616
Dividends and Interest Receivable	377		883
Unrealized Appreciation on Forward Foreign Currency Contracts	–		255
Options Purchased, at Value ††††	–		34
Foreign Tax Reclaim Receivable	43		–
Receivable for Variation Margin on Swap Contracts	–		10
Receivable for Variation Margin on Futures Contracts	4		244
Prepaid Expenses	13		7
Total Assets	345,598		197,471
Liabilities:
Payable for Investment Securities Purchased	108		2,819
Payable for Fund Shares Redeemed	3		3
Income Distribution Payable	–		1
Options Written, at Value #	–		46
Payable to Custodian	461		–
Payable for Variation Margin on Futures Contracts	28		3
Payable for Variation Margin on Swap Contracts	–		185
Administration Fees Payable	68		9
Shareholder Servicing Fees Payable, Class F	23		11
Unrealized Depreciation on Foreign Currency Spot Contracts	1		–
Unrealized Depreciation on Forward Foreign Currency Contracts	–		767
Trustees Fees Payable	2		1
Investment Advisory Fees Payable	112		44
Accrued Expense Payable	34		97
Accrued Foreign Capital Gains Tax on Appreciated Securities	36		–
Total Liabilities	876		3,986
Net Assets	$344,722		$193,485
† Cost of Investments	$250,760		$195,213
†† Cost of Affiliated Investments	10,869		2,126
††† Cost of Foreign Currency	–		38
†††† Cost of Purchased Options	–		11
# Premiums Received on Written Options	–		24
Net Assets:
Paid-in Capital — (Unlimited Authorization — No Par Value)	$258,419		$198,397
Total Distributable Earnings/(Loss)	86,303		(4,912)
Net Assets	$344,722		$193,485
Net Asset Value, Offering and Redemption Price Per Share — Class F	$14.12		$9.87
	($314,736,382 ÷ 22,296,766 shares	)	($147,409,424 ÷ 14,932,709 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$14.09		$9.88
	($29,985,729 ÷ 2,127,901 shares	)	($46,075,882 ÷ 4,663,975 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended February 28, 2022

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Investment Income:
Dividends	$5,190	$–
Income from Affiliated Registered Investment Company(1)	1	1
Interest Income	–	4,076
Less: Foreign Taxes Withheld	(162)	–
Total Investment Income	5,029	4,077
Expenses:
Investment Advisory Fees	2,058	651
Administration Fees	1,029	372
Shareholder Servicing Fees, Class F Shares	799	372
Professional Fees	69	38
Registration Fees	63	34
Custodian/Wire Agent Fees	40	31
Printing Fees	34	19
Pricing Fees	22	166
Trustees' Fees	7	4
Chief Compliance Officer Fees	2	1
Other Expenses	51	28
Total Expenses	4,174	1,716
Less:
Waiver of Investment Advisory Fees	(627)	(93)
Waiver of Shareholder Servicing Fees, Class F Shares	(479)	(223)
Waiver of Administration Fees	(137)	(113)
Net Expenses	2,931	1,287
Net Investment Income	2,098	2,790
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	30,720	179
Affiliated Investments	–	1
Futures Contracts	1,210	(465)
Forward Foreign Currency Contracts	(6)	(98)
Foreign Currency Transactions	(58)	–
Purchased and Written Options	–	14
Swap Contracts	–	650
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,857)	(7,319)
Futures Contracts	(563)	367
Forward Foreign Currency Contracts	–	(435)
Foreign Capital Gains Tax	(36)	–
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(66)	(2)
Purchased and Written Options	–	(2)
Swap Contracts	–	(324)
Net Increase (Decrease) in Net Assets Resulting from Operations	$26,442	$(4,644)

(1)	See Note 5 in the Notes to the Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended February 28, 2022

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
	2/28/2022	2/28/2021	2/28/2022	2/28/2021
Operations:
Net Investment Income	$2,098	$2,388	$2,790	$3,259
Net Realized Gain on Investments, Futures Contracts, Options and Swap Contracts	31,930	27,338	379	4,408
Net Realized (Loss) on Foreign Currency Transactions and Forward Foreign Currency Contracts	(64)	(6)	(98)	(504)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options and Swap Contracts	(7,420)	54,889	(7,278)	(4,581)
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(66)	55	(437)	300
Net change in unrealized appreciation (depreciation) on foreign capital tax gains on appreciated securities	(36)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	26,442	84,664	(4,644)	2,882
Distributions:
Class F	(48,224)	(8,498)	(3,483)	(5,002)
Class Y	(3,331)	(839)	(896)	(2,452)
Total Distributions	(51,555)	(9,337)	(4,379)	(7,454)
Capital Share Transactions:
Class F:
Proceeds from Shares Issued	18,689	23,310	21,329	31,734
Reinvestment of Dividends & Distributions	48,168	8,495	3,471	4,985
Cost of Shares Redeemed	(23,630)	(24,549)	(7,674)	(11,871)
Net Increase in Net Assets from Class F Transactions	43,227	7,256	17,126	24,848
Class Y:
Proceeds from Shares Issued	11,550	909	18,711	9,317
Reinvestment of Dividends & Distributions	3,331	839	895	2,451
Cost of Shares Redeemed	(4,703)	(8,853)	(9,605)	(31,432)
Net Increase (Decrease) in Net Assets from Class Y Transactions	10,178	(7,105)	10,001	(19,664)
Net Increase in Net Assets Derived from Capital Share Transactions	53,405	151	27,127	5,184
Net Increase in Net Assets	28,292	75,478	18,104	612
Net Assets:
Beginning of Year	316,430	240,952	175,381	174,769
End of Year	$344,722	$316,430	$193,485	$175,381
Capital Share Transactions:
Class F:
Shares Issued	1,146	1,919	2,080	2,978
Shares Issued in Lieu of Dividends & Distributions	3,225	584	337	469
Shares Redeemed	(1,460)	(1,805)	(745)	(1,172)
Net Increase in Shares Outstanding from Share Transactions	2,911	698	1,672	2,275
Capital Share Transactions:
Class Y:
Shares Issued	761	87	1,818	883
Shares Issued in Lieu of Dividends & Distributions	223	58	87	230
Shares Redeemed	(290)	(596)	(933)	(2,987)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	694	(451)	972	(1,874)

Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2022

FINANCIAL HIGHLIGHTS

For the years ended February 28, 2022

For a share outstanding throughout the period or year

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
Class F
2022	$15.20	$0.10	$1.34	$1.44	$(0.10)	$(2.42)	$(2.52)	$14.12	8.72%	$314,736	0.86%	1.23%	0.61%	37%
2021	11.71	0.11	3.82	3.93	(0.12)	(0.32)	(0.44)	15.20	33.76	294,671	0.86	1.23	0.87	65
2020	11.93	0.15	0.14	0.29	(0.15)	(0.36)	(0.51)	11.71	2.09	218,926	0.86	1.24	1.19	34
2019	12.53	0.15	(0.13)	0.02	(0.15)	(0.47)	(0.62)	11.93	0.62	229,548	0.82	1.24	1.26	49
2018	10.61	0.11	1.90	2.01	(0.09)	—	(0.09)	12.53	18.93	225,146	0.86	1.24	0.94	56
Class Y
2022	$15.17	$0.11	$1.35	$1.46	$(0.12)	$(2.42)	$(2.54)	$14.09	8.82%	$29,986	0.76%	0.98%	0.68%	37%
2021	11.69	0.13	3.81	3.94	(0.14)	(0.32)	(0.46)	15.17	33.84	21,759	0.76	0.98	0.99	65
2020	11.90	0.16	0.15	0.31	(0.16)	(0.36)	(0.52)	11.69	2.28	22,026	0.76	0.99	1.31	34
2019	12.51	0.16	(0.13)	0.03	(0.17)	(0.47)	(0.64)	11.90	0.71	35,207	0.76	0.99	1.31	49
2018	10.60	0.12	1.90	2.02	(0.11)	—	(0.11)	12.51	19.05	34,541	0.76	0.99	1.06	56
Catholic Values Fixed Income Fund
Class F
2022	$10.34	$0.15	$(0.38)	$(0.23)	$(0.21)	$(0.03)	$(0.24)	$9.87	(2.29)%	$147,409	0.71%	0.97%	1.48%	76%
2021	10.56	0.19	0.05	0.24	(0.20)	(0.26)	(0.46)	10.34	2.25	137,169	0.71	0.95	1.88	126
2020	9.83	0.25	0.84	1.09	(0.28)	(0.08)	(0.36)	10.56	11.28	115,971	0.71	0.95	2.54	128
2019	9.79	0.25	0.07	0.32	(0.28)	—	(0.28)	9.83	3.29	107,715	0.67	0.96	2.66	159
2018	9.93	0.20	(0.11)	0.09	(0.23)	—	(0.23)	9.79	0.87	116,124	0.71	0.96	2.06	194
Class Y
2022	$10.35	$0.16	$(0.38)	$(0.22)	$(0.22)	$(0.03)	$(0.25)	$9.88	(2.21)%	$46,076	0.61%	0.72%	1.58%	76%
2021	10.56	0.21	0.05	0.26	(0.21)	(0.26)	(0.47)	10.35	2.45	38,212	0.61	0.70	1.99	126
2020	9.84	0.27	0.82	1.09	(0.29)	(0.08)	(0.37)	10.56	11.28	58,798	0.61	0.70	2.62	128
2019	9.81	0.26	0.06	0.32	(0.29)	—	(0.29)	9.84	3.29	35,686	0.61	0.71	2.72	159
2018	9.94	0.23	(0.12)	0.11	(0.24)	—	(0.24)	9.81	1.07	35,191	0.61	0.74	2.35	194

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
The accompanying notes are an integral part of the financial statements.
Amounts designated as "—" are either $0 or have been rounded to $0.

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS

February 28, 2022

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class F and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“Centrally Cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, monitors the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, notifies the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price

SEI Catholic Values Trust / Annual Report / February 28, 2022

its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Equity Fund and Fixed Income Fund, which may hold international securities, use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended February 28, 2022, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the future contracts.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 28, 2022, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-

SEI Catholic Values Trust / Annual Report / February 28, 2022

indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

The cost of purchased options and the premiums received for written options that are presented in the Schedule of Investments are representative of the volume of activity during the year ended February 28, 2022.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as of February 28, 2022, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 28, 2022, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “Basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

(i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are “marked-to-market” daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“Variation Margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 28, 2022, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches

SEI Catholic Values Trust / Annual Report / February 28, 2022

can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the period, the Funds may own private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 28, 2022, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Cash — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of February 28, 2022, the Fixed Income Fund is the seller (“Providing Protection”) on a total notional amount of $15.1 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

FIXED INCOME FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVERIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	$—	$—	$—	$281,612	$281,612
Maximum potential amount of future payments	—	—	—	15,175,250	15,175,250
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1 Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$13,521,250	$—	$—	$13,521,250
> than 100	—	—	1,654,000	—	—	1,654,000
Total	$—	$—	$15,175,250	$—	$—	$15,175,250

* The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

SEI Catholic Values Trust / Annual Report / February 28, 2022

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments and the Statements of Operations.

The fair value of derivative instruments as of February 28, 2022 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Catholic Values Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$193	*	Net Assets — Unrealized depreciation on futures contracts	$2	*
	Net Assets — Unrealized appreciation on swap contracts	732	†	Net Assets — Unrealized depreciation on swap contracts	78	†
	Options purchased, at value	34		Options written, at value	46
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	255		Unrealized loss on forward foreign currency contracts	767
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	0	†	Net Assets — Unrealized depreciation on swap contracts	161	†
Total Derivatives not accounted for as hedging instruments		$1,214			$1,054

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Catholic Values Equity Fund
Equity Contracts	$—	$1,210	$—	$—	$1,210
Foreign Exchange Contracts	—	—	(6)	—	(6)
Total	$—	$1,210	$(6)	$—	$1,204
Catholic Values Fixed Income Fund
Interest Rates	$14	$(465)	$—	$406	$(45)
Foreign exchange contracts	—	—	(98)	—	(98)
Credit contracts	—	—	—	244	244
Total	$14	$(465)	$(98)	$650	$101

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Catholic Values Equity Fund
Equity Contracts	$—	$(563)	$—	$—	$(563)
Total	$—	$(563)	$—	$—	$(563)
Catholic Values Fixed Income Fund
Interest Rates	$(2)	$367	$—	$(8)	$357
Foreign exchange contracts	—	—	(435)	—	(435)
Credit contracts	—	—	—	(316)	(316)
Total	$(2)	$367	$(435)	$(324)	$(394)

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

The following table discloses the volume of the Fund’s futures contracts, forward foreign currency contracts and swap activity during the year ended February 28, 2022 ($ Thousands):

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$7,939	$–
Ending Notional Balance Long	12,025	–
Interest Contracts
Average Notional Balance Long	–	18,463
Average Notional Balance Short	–	2,286
Ending Notional Balance Long	–	30,412
Ending Notional Balance Short	–	155
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	10,637
Average Notional Balance Short	–	10,709
Ending Notional Balance Long	–	9,860
Ending Notional Balance Short	–	10,372
Swaps:
Credit Contracts
Average Notional Balance Short	–	14,889
Ending Notional Balance Short	–	15,175
Interest Contracts
Average Notional Balance	–	2,220
Ending Notional Balance	–	20,063
Options/Swaptions:
Interest
Average Notional Balance Long†	–	10
Average Notional Balance Short†	–	17
Ending Notional Balance Long†	–	11
Ending Notional Balance Short†	–	24

† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements —SIMC serves as each Fund’s investment adviser (the “Adviser”) and “Manager of Managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Voluntary Expense Limitation
Catholic Values Equity Fund
Class F	0.60%	0.25%	0.86%
Class Y	0.60%	0.00%	0.76%
Catholic Values Fixed Income Fund
Class F	0.35%	0.25%	0.71%
Class Y	0.35%	0.00%	0.61%

SEI Catholic Values Trust / Annual Report / February 28, 2022

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Catholic Values Equity Fund	0.300%	0.260%	0.210%	0.1700%	0.120%
Catholic Values Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Investment Sub-Advisory Agreements — As of February 28, 2022, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser
Catholic Values Equity Fund
Brandywine Global Investment Management, LLC
Coho Partners, Ltd.
Copeland Capital Management, LLC
Fred Alger Management, Inc.
Lazard Asset Management, LLC
Leeward Investments, LLC
Parametric Portfolio Associates, LLC
Allspring Global Investments, LLC
Catholic Values Fixed Income Fund
Income Research & Management
Western Asset Management Company
Western Asset Management Company Limited

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodians play no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to the Fund’s Schedule of Investments for details regarding transactions with affiliates for the year ended February 28, 2022, if applicable.

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended February 28, 2022 the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended February 28, 2022, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund
Purchases	$—	$123,976	$123,976
Sales	—	126,490	126,490
Catholic Values Fixed Income Fund
Purchases	144,793	17,937	162,730
Sales	111,308	21,605	132,913

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

The tax character of dividends and distributions during the last two fiscal years was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund
2022	$19,665	$31,890	$51,555
2021	3,944	5,393	9,337
Catholic Values Fixed Income Fund
2022	4,379	—	4,379
2021	6,610	844	7,454

As of February 28, 2022, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Catholic Values Equity Fund	$342	$7,214	$—	$—	$—	$78,768	$(21)	$86,303
Catholic Values Fixed Income Fund	—	—	—	(775)	—	(3,024)	(1,113)	(4,912)

During the fiscal year ended February 28, 2022, no Funds used capital loss carryforwards to offset capital gains.

Other temporary differences primarily consist of straddle loss deferral and deferred start-up costs.

For Federal income tax purposes, the cost of securities owned at February 28, 2022, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and PFIC MTM, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at February 28, 2022, were as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Catholic Values Equity Fund	$263,292	$94,776	$(16,040)	$78,736
Catholic Values Fixed Income Fund	197,736	2,476	(5,500)	(3,024)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 28, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Policy to record interest and penalties, if any.

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The market values of the Fixed Income Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely

SEI Catholic Values Trust / Annual Report / February 28, 2022

on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Catholic Values Investing Risk — The Funds consider the United States Conference of Catholic Bishops' Socially Responsible Investing Guidelines (“Guidelines”) in its

investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2022

implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk —The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Leverage Risk — The Fund’s use of equity swaps may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about

SEI Catholic Values Trust / Annual Report / February 28, 2022

the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Manager Risk — The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers' success or failure in implementing the Fund's investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk —The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

U.S. Government Securities Risk —Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTES TO FINANCIAL STATEMENTS (Concluded)

February 28, 2022

the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of February 28, 2022, SPTC held of record the following:

Catholic Values Equity Fund
Class F	98.99%
Class Y	51.58%
Catholic Values Fixed Income Fund
Class F	98.03%
Class Y	59.43%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. REGULATORY MATTERS

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of February 28, 2022.

SEI Catholic Values Trust / Annual Report / February 28, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees SEI Catholic Values Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Catholic Values Trust, comprised of Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the Funds), including the schedules of investments, as of February 28, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2022, by correspondence with the custodians, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania April 29, 2022

SEI Catholic Values Trust / Annual Report / February 28, 2022

TRUSTEES AND OFFICERS OF THE TRUST

The following chart lists Trustees and Officers as of February 28, 2022.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Chairman of the Board of Trustees*	since 2015	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 2015	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2015	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of

SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional

Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax

Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2015	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2015	Retired Private Investor since 1994.	93

Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2015	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	93

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2015	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015.	93

Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 71 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 75 yrs. Old	President and CEO	since 2015	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri[3] One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Chief Compliance Officer	since 2015

Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O'Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors' Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Frost Family of Funds since 2019. Chief Compliance Officer of Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund and Delaware Wilshire Private Markets Tender Fund since 2020. Chief Compliance Officer of the Catholic Responsible Investments Funds since 2021. Chief Compliance Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Vice President and Secretary	since 2015

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President and Assistant Secretary	since 2015

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

3	Prior to March 22, 2022, Peter A. Rodriguez served as Controller and Chief Financial Officer.

SEI Catholic Values Trust / Annual Report / February 28, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2015

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Vice President	since 2015	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011. Anti-Money Laundering Compliance Officer and Privacy Officer of Winton Series Trust from 2015 to

2017. Anti-Money Laundering Compliance Officer and Privacy Officer of the KP Funds from 2015 to 2020. Anti-Money Laundering Compliance Officer and Privacy Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2022

DISCLOSURE OF FUND EXPENSES

February 28, 2022

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2021 through February 28, 2022).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Equity Fund
Actual Fund Return
Class F	$1,000.00	$948.20	0.86%	$4.16
Class Y	1,000.00	948.10	0.76	3.68
Hypothetical 5% Return
Class F	$1,000.00	$1,020.55	0.86%	$4.31
Class Y	1,000.00	1,021.05	0.76	3.81

	Beginning Account Value 9/1/21	Ending Account Value 2/28/22	Annualized Expense Ratios	Expenses Paid During Period *
Catholic Values Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$954.90	0.71%	$3.45
Class Y	1,000.00	955.20	0.61	2.97
Hypothetical 5% Return
Class F	$1,000.00	$1,021.28	0.71%	$3.57
Class Y	1,000.00	1,021.78	0.61	3.07

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

SEI Catholic Values Trust / Annual Report / February 28, 2022

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

SEI Catholic Values Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Catholic Values Trust / Annual Report / February 28, 2022

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Concluded)

At the March 22-24, 2021, meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 22-24, 2021, June 21-23, 2021, September 13-15, 2021 and December 6-8, 2021. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board

SEI Catholic Values Trust / Annual Report / February 28, 2022

also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 23, 2021, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Catholic Values Trust / Annual Report / February 28, 2022

NOTICE TO SHAREHOLDERS

For shareholders who do not have a February 28, 2022, taxable year end, this notice is for informational purposes only. For shareholders with a February 28, 2022, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 28, 2022, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(G) U.S. Government Interest (4)	(H) Interest Related Dividends (5)	(I) Short-Term Capital Gain Dividends (6)
Equity Fund*	0.00%	61.86%	38.14%	100.00%	37.03%	51.16%	0.00%	0.00%	0.00%	100.00%
Fixed Income Fund*	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	87.76%	100.00%

(1)

“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Catholic Values Trust / Annual Report / February 28, 2022

SEI CATHOLIC VALUES TRUST / ANNUAL REPORT / February 28, 2022

Robert A. Nesher, Chairman

Trustees

William M. Doran

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-198 (2/22)

 Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2022 and 2021 as follows:

		Fiscal Year 2022			Fiscal Year 2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,220	$0	N/A	$58,220	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$402,250	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2022	Fiscal 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2022 and 2021 were $402,250 and $331,000, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h)       During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Catholic Values Equity Fund and the Catholic Values Fixed Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board.

Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO
Date: May 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO
Date: May 6, 2022

By	/s/ Ankit Puri
Ankit Puri, Controller & CFO
Date: May 6, 2022